UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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VALUECLICK, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ValueClick, Inc.
30699 Russell Ranch Road, Suite 250
Westlake Village, CA 91362
(818) 575-4500

April 19, 2007

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of ValueClick, Inc., a Delaware corporation (the “Company” or “ValueClick” or, in the first person, “we”, “us” and “our”), to be held on Friday, June 1, 2007, at 9:00 a.m., Pacific Time, at the Company’s corporate offices located at 30699 Russell Ranch Road, Suite 250, Westlake Village, CA 91362.

The Annual Meeting has been called for the purpose of considering and voting upon (i) the election of five members to the Board of Directors of ValueClick to serve until the next annual meeting of ValueClick stockholders and until their successors have been elected and qualified; (ii) the approval of the ValueClick, Inc. 2007 Employee Stock Purchase Plan; and, (iii) such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors of the Company has fixed the close of business on April 3, 2007 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

The Board of Directors of the Company recommends that you vote “FOR” the election of the nominees of the Board of Directors as Directors of the Company and “FOR” the approval of the ValueClick, Inc. 2007 Employee Stock Purchase Plan.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR PROXY IS REVOCABLE UP TO THE TIME IT IS VOTED, AND, IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

Sincerely,

James R. Zarley Chairman of the Board and Chief Executive Officer

ValueClick, Inc.
30699 Russell Ranch Road, Suite 250
Westlake Village, CA 91362
(818) 575-4500

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Friday, June 1, 2007

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders  (the “Annual Meeting”) of ValueClick, Inc. (the “Company” or “ValueClick” or, in the first person, “we”, “us” and “our”) will be held on Friday, June 1, 2007, at 9:00 a.m., Pacific Time, at the Company’s corporate offices located at 30699 Russell Ranch Road, Suite 250, Westlake Village, CA 91362. The Annual Meeting is being called for the purpose of considering and voting upon:

1.                The election of five members to the Board of Directors of ValueClick to serve until the next annual meeting of ValueClick stockholders and until their successors have been elected and qualified;

2.                The approval of the ValueClick, Inc. 2007 Employee Stock Purchase Plan; and

3.                Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on April 3, 2007 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of record of the Company’s common stock, par value $.001 per share, at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

In the event there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

Directions to the Company can be obtained by contacting the Company at (818) 575-4500.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR PROXY IS REVOCABLE UP TO THE TIME IT IS VOTED, AND, IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

By Order of the Board of Directors

Scott P. Barlow Secretary

Westlake Village, California

April 19, 2007

ValueClick, Inc.
30699 Russell Ranch Road, Suite 250
Westlake Village, CA 91362

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Friday, June 1, 2007

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of ValueClick, Inc. (the “Company” or “ValueClick” or, in the first person, “we” “us” and “our”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) of the Company to be held on Friday, June 1, 2007 at 9:00 a.m., Pacific Time, and any adjournments or postponements thereof. The Annual Meeting will be held at the Company’s corporate offices located at 30699 Russell Ranch Road, Suite 250, Westlake Village, CA 91362.

At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon the following matters:

1.                The election of five members to the Board of Directors of ValueClick to serve until the next annual meeting of ValueClick stockholders and until their successors have been elected and qualified;

2.                The approval of the ValueClick, Inc. 2007 Employee Stock Purchase Plan; and

3.                Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

The Notice of Annual Meeting, Proxy Statement and Proxy Card are first being mailed to stockholders of the Company on or about April 20, 2007 in connection with the solicitation of proxies for the Annual Meeting. The Board has fixed the close of business on April 3, 2007 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting (the “Record Date”). Only holders of record of the Company’s common stock, par value $.001 per share (the “Common Stock”), at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 99,786,183 shares of Common Stock outstanding and entitled to vote at the Annual Meeting and 667 stockholders of record. Each holder of a share of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record with respect to each matter submitted at the Annual Meeting.

The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Except for the election of directors, which are elected by a plurality of the votes cast, each matter requires the approval of at least a majority of the voting power of the minimum number of shares necessary to constitute a quorum.

Shares that reflect abstentions or “broker non-votes” (i.e., shares represented at the Annual Meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting, except with respect to the vote related to the approval of the ValueClick, Inc. 2007 Employee Stock Purchase Plan. With respect to the election of a director, votes may be cast for or withheld from the nominee. Votes cast for the nominee will count as “yes” votes; votes that are withheld from the nominee will not be voted with respect to the election of the nominee although they will be counted when determining whether there is a quorum. Broker non-votes will have no effect on the outcome of the election of directors.

Stockholders of the Company are requested to complete, date, sign, and return the accompanying Proxy Card in the enclosed envelope. Common Stock represented by properly executed proxies received by the Company and not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If instructions are not given therein, properly executed proxies will be voted “FOR” the election of the nominees for director listed in this Proxy Statement and “FOR” the approval of the ValueClick, Inc. 2007 Employee Stock Purchase Plan. It is not anticipated that any other matters will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

Any properly completed proxy may be revoked at any time before it is voted on any matter by giving written notice of such revocation to the Secretary of the Company, or by signing and duly delivering a proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

The Annual Report to stockholders of the Company, which includes the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 is being mailed to stockholders of the Company concurrently with this Proxy Statement. Except where otherwise incorporated by reference, the Annual Report and Annual Report on Form 10-K are not a part of the proxy solicitation material.

CORPORATE GOVERNANCE

Independence of Directors

We have established standards of independence for our Board that comply with the standards of independence set forth in the Marketplace Rules of NASDAQ. Under these standards of independence, an independent director is one who is not an officer or employee of the Company or any other individual who has a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and who otherwise:

•       is not, and has not within the three years ended December 31, 2006 been, employed by the Company;

•       has not accepted, and whose immediate family member has not accepted, any payments from the Company in excess of $100,000 during any period of twelve consecutive months within the past three years preceding our determination of their independence, other than the following:

(i)             compensation for service on the Board or any committee of the Board;

(ii)         payment arising solely from investment in our securities;

(iii)     compensation paid to a member of the director’s immediate family who is a non-executive employee of the Company;

(iv)       benefits under a tax-qualified retirement plan, or non-discretionary compensation; or

(v)           payments made under non-discretionary charitable contribution matching programs.

•       is not an immediate family member of an individual who is, or at any time during the three years ended December 31, 2006 was, an executive officer of the Company;

•       is not, and whose immediate family member is not, a partner in, or a controlling stockholder or an executive officer of, any organization to which we made, or from which we received, payments for property or services in 2006 or in any of the two prior years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than payments arising solely from investment in our securities or payments made under non-discretionary charitable contribution matching programs;

•       is not, and whose immediate family member is not, an executive officer of another entity where at any time during the three years ended December 31, 2006 any of our executive officers served on the compensation committee of such entity; and

•       is not, and whose immediate family member is not, a current partner of our independent registered public accounting firm, or was a partner or employee of our independent registered public accounting firm who worked on our audit at any time during the three years ended December 31, 2006.

The Board has affirmatively determined that each director, other than James R. Zarley, our Chief Executive Officer, and Tom A. Vadnais, President (U.S.) and General Manager of Commission Junction and Mediaplex, is an “independent director” under both our standards of independence and the criteria for independence set forth in the listing standards of NASDAQ.

In addition, all members of the Audit Committee, Compensation Committee and Nominating Committee of the Board are deemed independent directors. In accordance with NASDAQ listing standards, all of the members of the Audit Committee must not accept, directly or indirectly, any compensation from the Company other than directors’ fees and must not be affiliated persons of the Company (other than by virtue of their directorship).

Meetings of Independent Directors

The Board has determined that our independent directors will meet a minimum of two times per year in executive session to discuss any issues that might more properly be raised outside of the presence of management and has appointed David S. Buzby as Lead Director to facilitate these meetings.

Code of Ethics and Business Conduct/Reporting of Concerns

We have adopted a Code of Ethics and Business Conduct (the “Code”) for our principal executive, financial and accounting, and other officers, and our directors, employees, agents, and consultants. The Code is publicly available on our website at www.valueclick.com in the “About Us” section. Among other things, the Code addresses such issues as conflicts of interest, corporate opportunities, confidentiality, fair dealing, protection and proper use of Company assets, compliance with applicable laws (including insider trading laws), and reporting of illegal or unethical behavior.

Within the Code, ValueClick has established an accounting ethics complaint procedure for all employees of the Company. The complaint procedure is for employees who may have concerns regarding accounting, internal accounting controls and auditing matters. The Company treats all complaints confidentially and with the utmost professionalism. If an employee desires, he or she may submit any concerns or complaints on an anonymous basis, and his or her concerns or complaints will be addressed in the same manner as any other complaints. The Company does not, and will not, condone any retaliation of any kind against an employee who comes forward with an ethical concern or complaint.

The Board also has established a process through which interested parties may communicate directly with Mr. Buzby, the Chairman of the Audit Committee and the Lead Director, or with the Company’s outside compliance attorney, Brad Weirick at Gibson, Dunn & Crutcher LLP, regarding any ethical concerns or complaints. Confidential communications may be sent directly to Mr. Buzby, c/o the Secretary of the Company, at the Company’s corporate offices, 30699 Russell Ranch Road, Suite 250, Westlake

Village, CA 91362, or to Mr. Weirick at Gibson, Dunn & Crutcher LLP, 333 S. Grand Avenue, Los Angeles, CA, 90071.

Communications with the Board of Directors

The Board has established a process for stockholders and other interested parties to communicate with the Board. Anyone wishing to communicate with the Board should send their communication to the Company’s corporate offices, c/o the Secretary of the Company, at 30699 Russell Ranch Road, Suite 250, Westlake Village, CA 91362. Communications intended for a specific director, such as the Lead Director, or to a committee of the Board, should be addressed to their attention, c/o the Secretary of the Company, at this same address. The Secretary shall forward all such communications to the appropriate director or directors for consideration.

Nomination of Directors/Director Presence at Annual Meetings

General Criteria

Prior to February 16, 2007, the Company did not have a standing nominating committee; rather, the Company engaged our independent directors to nominate directors for election. On February 16, 2007, the Board established a Nominating Committee consisting of all of the Company’s independent directors, with Jeffrey F. Rayport serving as the Chairman of the Nominating Committee. The Nominating Committee views the breadth of the experience of the full Board as an important aspect of the director nominations process. Nominees for director are selected by the Nominating Committee and proposed to the Board for consideration and approval.

The Nominating Committee does not believe it is in the best interests of the Company to establish rigid criteria for the selection of nominees to the Board. Rather, the Nominating Committee recognizes that the challenges and needs of the Company will vary over time and, accordingly, believes that the selection of director nominees by the Nominating Committee should be based on skill sets most pertinent to the needs and issues facing or likely to face the Company at the time of nomination. At the same time, the Nominating Committee believes that the Company will benefit from a diversity of background and experience on the Board and, therefore, the Nominating Committee will consider and seek nominees who, in addition to general management experience and business knowledge, possess, among other attributes, an expertise in one or more of the following areas: finance, technology, international business, investment banking, business law, corporate governance, risk assessment, and investor relations. In addition, there are certain general attributes that the Nominating Committee believes all director candidates must possess, including:

•       A commitment to ethics and integrity;

•       A commitment to personal and organizational accountability;

•       A history of achievement that reflects superior standards for themselves and others; and

•       A willingness to express alternative points of view while, at the same time, being respectful of the opinions of others and working collaboratively as a team player.

The Nominating Committee charter is publicly available on our website at www.valueclick.com in the “Investor Relations” section under “Board of Directors.”

Stockholder Nominations

The Nominating Committee will consider nominees for directors recommended by stockholders when such recommendations are made in accordance with Securities and Exchange Commission (“SEC”) rules regarding stockholder proposals. In particular, a stockholder must deliver written notice of such recommendation to the Secretary of the Company, at the Company’s corporate offices, not later than the close of business on December 22, 2007 in order for such recommendation to be considered for inclusion in the Company’s Proxy Statement and form of proxy for the annual meeting of stockholders to be held in 2008. In addition, stockholder recommendations for director nominees may be presented directly at such meeting, though the Company may be granted discretionary authority to vote proxies with respect to such nominees, if (1) the Company receives written notice of such recommendation not later than March 6, 2008 and advises stockholders in the Company’s 2008 Proxy Statement of such recommendation and how the Company intends to vote, or (2) the Company does not receive written notice of such recommendation prior to March 6, 2008. Written notice of the intention to recommend a nominee for director for consideration directly at the annual meeting of stockholders to be held in 2008 should be sent to the Secretary of the Company, at the Company’s corporate offices.

Selection and Evaluation of Director Candidates

In addition to considering director candidates recommended by stockholders, the Nominating Committee may consider candidates recommended by current directors, officers and employees of the Company and, in addition, from time to time, may utilize the services of a search firm to identify and approach potential candidates. In evaluating candidates for director, the Nominating Committee assesses the skills, experience and qualifications of the individual against the general criteria set forth above, including the particular needs of and issues facing or likely to face the Company at the time of nomination. In addition, with regard to current directors, the Nominating Committee takes into consideration each individual’s past performance as a director of the Company. The Nominating Committee intends to evaluate any stockholder-recommended candidates in the same manner as candidates recommended from all other sources.

Director Attendance at Annual Meetings

The Board typically schedules the annual meeting of stockholders in consideration of Board members’ schedules and members of the Board are encouraged, but not required, to attend the annual meeting of stockholders. One director attended the 2006 Annual Meeting.

Executive Officers and Directors

Set forth below is information concerning ValueClick’s executive officers and directors as of March 31, 2007:

Name	Age	Position(s)
James R. Zarley	62	Chairman of the Board, Chief Executive Officer
Samuel J. Paisley	57	Chief Administrative Officer
Scott H. Ray	42	Chief Financial Officer
Carl White	42	Chief Executive Officer (Europe)
Peter Wolfert	43	Chief Technology Officer
Scott P. Barlow	38	Vice President, General Counsel and Secretary
Tom A. Vadnais	59	Director; President (U.S.) and General Manager of Commission Junction and Mediaplex
David S. Buzby(1)(2)(3)	47	Director
Martin T. Hart(1)(2)(3)	71	Director
Jeffrey F. Rayport(1)(3)	47	Director

(1)          Member of the Audit Committee.

(2)          Member of the Compensation Committee.

(3)          Member of the Nominating Committee.

JAMES R. ZARLEY is the Chairman of the Board and Chief Executive Officer of ValueClick. He has served as Chairman of the Board since May 1998. In February 1999, Mr. Zarley joined ValueClick in a full-time capacity and in May 1999 he became Chief Executive Officer. Prior to joining ValueClick, from April 1987 to December 1996, Mr. Zarley was Chief Executive Officer of Quantech Investments, an information services company. From December 1996 to May 1998, Mr. Zarley was the Chairman and Chief Executive Officer of Best Internet until its merger with Hiway Technologies, a Web hosting company, in May 1998. From May 1998 to January 1999, Mr. Zarley was the Chief Operating Officer of Hiway Technologies until its merger with Internet service provider, Verio, Inc. Mr. Zarley currently serves as a director of Texas Roadhouse, Inc., a restaurant chain.

SAMUEL J. PAISLEY is the Chief Administrative Officer of ValueClick. Mr. Paisley joined ValueClick in his initial role of Executive Vice President in April 2000, added the position of Chief Operating Officer—Media in January 2001 and assumed the role of Chief Financial Officer in June 2002. In May 2005, Mr. Paisley assumed the role of Chief Administrative Officer. Mr. Paisley previously served as Chief Financial Officer and Executive Vice President of Automata International, an integrated circuit manufacturer, from June 1998 to March 2000. Between August 1980 and June 1998, he held several positions at KPMG Peat Marwick LLP, an audit firm, finishing his employment as a partner in Information, Communications and Entertainment. Mr. Paisley graduated with a B.A. from Washington & Jefferson College and an M.B.A. from the University of Pittsburgh.

SCOTT H. RAY is the Chief Financial Officer of ValueClick. Mr. Ray joined ValueClick as the General Manager of the Company’s Mediaplex division in November 2002, assumed the role of Executive Vice President of Finance in August 2004, and assumed the role of Chief Financial Officer in May 2005. Prior to joining ValueClick in November 2002, Mr. Ray served as the Chief Financial Officer for the following companies:  OpenTV Corp., a provider of interactive television software and services; Internet Barter, Inc., an international business-to-business e-commerce barter exchange; Bay View Capital Corporation, a diversified financial services company; and, Silicon Valley Bancshares, a financial institution servicing emerging growth technology companies. Between August 1987 and July 1994, Mr. Ray worked for Coopers & Lybrand LLP and Price Waterhouse LLP. Mr. Ray is a Certified Public Accountant

and a Certified Forensic Accountant, and holds a B.S. with honors in accounting from Arizona State University.

CARL WHITE joined ValueClick in October 2001 as the General Manager of ValueClick’s European operations. He assumed the role of Chief Operating Officer (Europe) in June 2005 and assumed the role of Chief Executive Officer (Europe) in August 2006. Prior to joining ValueClick, Mr. White served as the Chief Operating Officer of 24/7 Europe and was responsible for media and technology businesses in thirteen countries. Prior to that, Mr. White worked as a publisher for BBC Worldwide (the commercial arm of the British Broadcasting Corporation) running commercial and editorial teams across a number of magazine titles and multimedia projects. Mr. White also has senior sales management experience from Gruner and Jahr, Media Week and Centaur communications. Mr. White holds a B.S.c. from Bristol University.

PETER WOLFERT joined ValueClick as the Chief Technology Officer in June 2000. Previously, Mr. Wolfert was the Senior Vice President and Director of Information Technology for Mellon Capital Management, an investment management firm in San Francisco, from October 1998 until June 2000. Prior to that, he served as Senior Vice President of Information Technology at AIM Funds in San Francisco from October 1995 to October 1998. From January 1992 until October 1995, Mr. Wolfert was Senior Vice President of Information Technology at Trust Company of the West. Mr. Wolfert graduated with a B.S. from the University of California at Davis, and an M.B.A., with emphasis in Management Information Systems, from the University of California at Irvine.

SCOTT P. BARLOW joined ValueClick as the Vice President and General Counsel in October 2001 and has also served as the Secretary since February 2002. Prior to joining ValueClick, Mr. Barlow served as the General Counsel and Secretary for Mediaplex, Inc., a provider of technology-based marketing products and services, from December 2000 to October 2001. From October 1999 to December 2000, Mr. Barlow served as Mediaplex, Inc.’s Assistant General Counsel. Prior to his employment with Mediaplex, Inc., Mr. Barlow was a senior associate with Raifman & Edwards LLP, a San Francisco-based corporate law firm, from 1995 to 1999. Mr. Barlow graduated with a B.S. from the University of Florida and a J.D. from the University of Akron School of Law.

TOM A. VADNAIS has been a director of ValueClick since October 2001. He assumed the role of General Manager of the Company’s Mediaplex division in November 2004 and Commission Junction in June 2005. In June 2006, Mr. Vadnais assumed the additional role of President (U.S.). From April 2001 to October 2001, Mr. Vadnais was President, Chief Executive Officer and a director of Mediaplex, Inc., a provider of technology-based marketing products and services. Prior to joining Mediaplex, Inc., Mr. Vadnais was the Executive Vice President of Professional Services for Compuware Corporation, a software and professional services provider for IT professionals, where he was retained to perform the integration of Data Processing Resources Corporation (“DPRC”) and managed mergers and acquisitions. Mr. Vadnais was the President and Chief Operating Officer of DPRC, prior to its acquisition by Compuware. From 1992 to 1999, Mr. Vadnais was the President and Chief Operating Officer of Tascor, Inc., a wholly-owned subsidiary of Norrell Inc., where he was a member of Norrell’s board of directors. Until 1992, Mr. Vadnais worked at IBM for twenty-three years in various management roles, where he had experience in sales, marketing, and as Vice President of Operations. He graduated with a B.A. from the University of California, Los Angeles, and an M.B.A. from Golden Gate University.

DAVID S. BUZBY has been a director of ValueClick since May 1999. Mr. Buzby is a San Francisco-based investor and operator of entrepreneurial companies. From June 1999 to September 2000, Mr. Buzby was the Chief Operating Officer and a founding investor of Internet Barter, Inc., an international business-to-business e-commerce barter exchange. From August 1994 to January 1999, Mr. Buzby worked with Best Internet, a Web hosting company. Mr. Buzby held various positions at Best Internet including Chief Financial Officer and Vice Chairman of the Board and was a founding investor. Mr. Buzby graduated with a B.A. from Middlebury College and an M.B.A. from Harvard Business School.

MARTIN T. HART has been a director of ValueClick since March 1999. Mr. Hart has been a private investor in the Denver area since 1969. Mr. Hart has owned and developed a number of companies into successful businesses, and has served on the board of directors for many public and private corporations. Presently, Mr. Hart is serving on the board of the following public companies: MassMutual Corporate Investors, an investment company; MassMutual Participation Investors, an investment company; Texas Roadhouse, Inc., a restaurant chain; and, Spectranetics Corporation, a medical device company. He also serves on the board of directors of several private companies. Mr. Hart graduated with a B.A. from Regis University and is a Certified Public Accountant.

JEFFREY F. RAYPORT has been a director of ValueClick since May 2002. Dr. Rayport was a former director of Be Free, Inc. Dr. Rayport is a senior partner at Monitor Group, a global strategy and merchant banking firm, and Chairman of Marketspace, a strategic advisory, executive development and software business affiliated with the Monitor Group. From 1991 to 2000, he was a faculty member at Harvard Business School in the Service Management Unit. He currently serves as a director of GSI Commerce, Inc., Andrews McMeel Universal and International Data Group. Dr. Rayport earned an A.B., A.M. and Ph.D. from Harvard University, and an M. Phil. from the University of Cambridge (U.K.).

Committees

Audit Committee

Function.   The Company has a standing Audit Committee, which acts under a written charter that was last revised in February 2007. Under its charter, the Audit Committee, among other things, appoints our independent registered public accounting firm each year and approves the compensation and terms of engagement of our independent registered public accounting firm, approves services proposed to be provided by our independent registered public accounting firm as well as all services proposed to be provided by other professional financial services providers, reviews and approves all related party transactions, and monitors and oversees the quality and integrity of our accounting process and system of internal controls. The Audit Committee reviews the annual audit reports of our independent registered public accounting firm and reports of examinations by any regulatory agencies, and it oversees our corporate governance program. The Audit Committee charter is publicly available on our website at www.valueclick.com in the “Investor Relations” section under “Board of Directors.”

Members.   The current members of the Audit Committee are Mr. Buzby—Chairman, Mr. Hart, and Dr. Rayport. Each member of the Audit Committee is an independent director under the listing standards of NASDAQ as well as the Company’s standards of director independence set forth above. In addition, in accordance with NASDAQ listing standards, each member of the Audit Committee meets additional independence criteria applicable to audit committee members. As determined by the Board, each Audit Committee member meets NASDAQ’s financial literacy requirements, and the Board has determined that Mr. Buzby qualifies as an “audit committee financial expert” as that term is defined by rules of the SEC.

Compensation Committee

The Company has a standing Compensation Committee, which consists of Mr. Hart—Chairman and Mr. Buzby, both of whom are independent directors under NASDAQ listing standards as well as the Company’s standards of director independence set forth above. The Compensation Committee does not have a written charter.

The Compensation Committee, among other things, reviews and approves the compensation and incentive arrangements for the Company’s Chief Executive Officer (without the presence of the Company’s Chief Executive Officer during deliberations) and for all other executive officers, reviews general compensation levels for other employees as a group, approves awards to be granted to eligible persons under the Company’s stock plans, and takes such other actions as may be required in connection with the Company’s compensation and incentive plans. The Chief Executive Officer periodically reviews the performance of each executive officer, other than himself, whose performance is periodically reviewed by the Compensation Committee. The conclusions reached and recommendations based on these reviews, including with respect to compensation adjustments and equity award amounts, are presented to or developed by the Compensation Committee. The Compensation Committee can exercise its discretion in modifying any recommended cash compensation adjustments or equity awards to executive officers. The Compensation Committee has not utilized outside compensation consultants in determining compensation and incentive arrangements for any of the Company’s executive officers.

Nominating Committee

Beginning February 16, 2007, the Company has a standing Nominating Committee, which consists of Dr. Rayport—Chairman, Mr. Buzby and Mr. Hart. The Nominating Committee follows the general criteria described above in “Nomination of Directors/Director Presence at Annual Meetings.” The Nominating Committee charter is publicly available on our website at www.valueclick.com in the “Investor Relations” section under “Board of Directors.”

Board and Committee Meetings

During 2006, the Board held six meetings. The Compensation Committee held five meetings in 2006. The Audit Committee held sixteen meetings in 2006. In 2006, each director attended or participated in 90% or more of the number of meetings held by the Board and 90% or more of the number of meetings held by each of the committees on which the director served.

Certain Relationships

There are no family relationships between any of our directors or executive officers. In addition, the Company, during 2006, was not a party to any transactions in which an executive officer, director, director nominee, 5% shareholder or immediate family member of any of the foregoing persons had a material direct or indirect interest. During 2006, no: (i) executive officer, director, director nominee, or immediate family member of any of the foregoing persons; (ii) corporation or organization (other than the Company) of which an executive officer, director or director nominee of the Company is an executive officer, partner or greater than 10% beneficial owner; or (iii) trust or other estate with respect to which an executive officer, director or director nominee of the Company has a substantial beneficial interest or serves as trustee, was indebted to the Company.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of our Compensation Committee or Board.

Related Party Transactions

We had no transactions during 2006, and none are currently proposed, in which we were a participant and in which any related party had a direct or indirect material interest. Our Board has adopted policies and procedures regarding related party transactions (as defined under Item 404 of Regulation S-K) whereby each of our executive officers, directors or nominees for director is required to disclose to the Audit Committee information relating to related party transactions for review and approval by the Audit Committee. The Audit Committee’s decision whether or not to approve a related party transaction is to be made in light of the Audit Committee’s determination that consummation of the transaction is not contrary to our best interests and is on terms no less favorable to us than we could obtain from non-related parties. Any related party transaction approved by the Audit Committee must be disclosed to the Board.

Report of the Audit Committee of the Board of Directors

The Audit Committee of the Board of Directors has furnished the following report on Audit Committee matters:

Pursuant to its charter, the Audit Committee, consisting entirely of independent directors, is primarily responsible for overseeing and monitoring the accounting, financial reporting and internal controls practices of the Company. Its primary objective is to promote and preserve the integrity of the Company’s consolidated financial statements and the independence and performance of the Company’s independent registered public accounting firm. The Committee also oversees the performance of the Company’s corporate governance function, the Company’s compliance with legal and regulatory requirements, and the review and approval of any related party transactions.

It is important to note, however, that the role of the Audit Committee is one of oversight, and the Committee relies, without independent verification, on the information provided to it and the representations made by management, the Company’s corporate governance personnel and the Company’s independent registered public accounting firm. Management retains direct responsibility for the financial reporting process and the Company’s system of internal controls.

In furtherance of its role, the Audit Committee has an annual agenda which includes periodic reviews of the Company’s internal controls and of potential exposure for the Company such as litigation matters. The Committee meets at least quarterly and reviews the Company’s interim quarterly financial results and earnings releases prior to their publication.

The Audit Committee’s policy, per its charter, is to pre-approve all audit and non-audit services provided by the Company’s independent registered public accounting firm and other professional financial services providers. These services may include audit services, audit-related services, tax services, and other financial services. Pre-approval generally is provided for up to one year and any pre-approval is detailed as to the particular service or category of services and generally is subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The Company’s independent registered public accounting firm and management report annually to the Audit Committee regarding the extent of services provided by the Company’s independent registered public accounting firm in accordance with this pre-approval, and the related fees for the services performed. All of the audit, audit-related, tax, and other financial services provided by PricewaterhouseCoopers LLP in 2006 and related fees were approved in accordance with the Audit Committee’s charter.

The Audit Committee has reviewed and discussed with management (i) the audited consolidated financial statements of the Company for the year ended December 31, 2006, (ii) the Company’s evaluation of the effectiveness of its internal control over financial reporting as of December 31, 2006, and (iii) the related opinions by the Company’s independent registered public accounting firm. The Audit Committee has also discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) relating to the conduct of the audit. The Audit Committee also has received written disclosures and a letter from PricewaterhouseCoopers LLP regarding its independence from the Company as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with PricewaterhousCoopers LLP the independence of that firm. Based upon these materials and discussions, the Audit Committee has recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006.

Submitted by the Audit Committee of the Board of Directors

David S. Buzby

Martin T. Hart

Jeffrey F. Rayport

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Compensation Objectives

This Compensation Discussion and Analysis, or “CD&A,” reports on the Company’s compensation principles and practices for its named executive officers (“NEOs”), whose actual compensation earned during 2006 is set forth in the Summary Compensation Table following this CD&A.

The objectives of our executive compensation policies and practices are to:

•       Provide competitive compensation that supports the Company’s business strategies;

•       Attract, retain and motivate over the long-term, high-quality and productive individuals by maintaining competitive compensation relative to other companies in the marketplace;

•       Focus our executives on achieving financial and operational goals that are tied to quarterly and annual performance objectives, with the ultimate objective of improving stockholder value; and

•       Align management and stockholder interests through grants of equity-based awards.

2006 Executive Compensation Components

The compensation components for our NEOs include base salary, quarterly and annual performance-based cash incentive compensation, equity awards, and standard benefits available to all full-time Company employees. A number of our NEOs are also eligible for certain additional post-termination benefits under certain circumstances. Refer to the “Potential Payments Upon Termination or Change in Control” section later in this Proxy Statement for additional information.

The Compensation Committee has not established formal policies or guidelines with respect to the mix of base salary, performance-based cash incentive compensation and equity awards to be paid or awarded to our NEOs, nor have they established formal policies or guidelines with respect to the frequency of reviewing base salary and performance-based cash incentive compensation levels or the frequency of making grants of equity awards to our NEOs. In general, the Compensation Committee believes that a greater percentage of the compensation for our NEOs and other senior members of management should be based on corporate performance and seeks to link performance-based cash incentive compensation with measurable Company financial objectives to align the interests of our NEOs with our stockholders. Additionally, the Compensation Committee views equity awards as performance-based compensation as our NEOs receive no value unless the price of the Company’s common stock appreciates subsequent to the option grant date.

Base Salary

The Company pays base salaries at levels believed to be necessary to attract and retain our NEOs. Base salary levels for our NEOs take into consideration, among other factors, job responsibilities, the Company’s historical salary levels for that position, past and expected future performance, potential contributions to the Company’s profitability and growth, and informal reviews by the Compensation Committee of salaries paid by similar companies for similarly situated employees. In other cases, base salaries are determined in negotiations to recruit certain highly qualified executives for key positions, after consideration of, with no specific weighting, the importance of the position being filled, the experience and background of the candidate, the level of compensation required to induce the candidate to commence employment with the Company, and the compensation historically paid to others in that position. No particular percentile of base salary in comparison with peers has been established as a target level of base salary.

Performance-Based Cash Incentive Compensation

The 2006 Executive Incentive Compensation Plans (“2006 EIC Plans”) for our NEOs required achievement by the Company of certain quarterly and annual revenue and earnings targets, with the payments associated with quarterly targets generally representing over 75 percent of total potential payments under the 2006 EIC Plans. Payments associated with achieving revenue targets are generally equally weighted with payments associated with achieving earnings targets, and the achievement/non-achievement of either the revenue or earnings target does not impact the amounts earned related to the other target. Earnings targets for Messrs. Zarley, Ray and Paisley are based on a measure of Adjusted-EBIDTA which, for purposes of the 2006 EIC Plans, is defined as net income before interest, income taxes, depreciation, amortization, and stock-based compensation. Earnings targets for Messrs. Vadnais and White are based on a measure of income from operations before corporate overhead, amortization of intangible assets and stock-based compensation for those operations under their respective responsibilities.

The quantitative financial objectives were set by the Compensation Committee for each quarterly and annual target. The maximum payout levels for 2006 were 112% of base salary for Mr. Zarley, 97% of base salary for Mr. Ray, 105% of base salary for Mr. Paisley, 37% of base salary for Mr. Vadnais, and 55% of base salary for Mr. White. The base salary denominator used in calculating the maximum payout percentage is the NEO’s base salary in effect as of December 31, 2006. The 37% maximum payout percentage for Mr. Vadnais reflects a six-month participation in the 2006 EIC Plans, resulting in a lower payout percentage than the other NEOs. Mr. Vadnais became eligible to participate in the 2006 EIC Plans when he was promoted to President (U.S.) on June 7, 2006. In general, the Company’s performance-based cash incentive compensation programs do not have a guaranteed minimum payment, so it is possible that performance in any given year could result in no incentive payments being made to our NEOs. In addition, we did not use discretionary or guaranteed bonuses for our NEOs in 2006 and currently do not anticipate discretionary or guaranteed bonuses for our NEOs in the future.

Equity Awards

The Company utilizes stock plans to provide our NEOs with incentives to maximize long-term stockholder value. Historically, awards under these plans have taken the form of stock option grants designed to give the recipient a meaningful stake in the equity of the Company and thereby closely align his or her interests with those of our stockholders.

When determining the level of stock option grants, the Compensation Committee considers, among other factors, each NEO’s functional and corporate management responsibilities, past and expected future performance, potential contributions to the Company’s profitability and growth, the value of prior stock option grants to each NEO, and informal reviews of stock option grant levels for similarly situated employees. In other cases, the level of stock option grants are determined in negotiations to recruit certain highly qualified executives for key positions, after consideration of, with no specific weighting, the importance of the position being filled, the experience and background of the candidate, the level of stock option grants required to induce the candidate to commence employment with the Company, and the level of stock option grants historically provided to others in that position.

Stock options are granted only with the approval of the Compensation Committee and the exercise price is set as the closing market price of the Company’s common stock on the date of such approval. Stock option grants are approved at the Company’s regularly-scheduled quarterly meetings of the Board and its Committees, the dates of which are set, at a minimum, several months in advance of the actual meeting date. These meeting dates are generally held within several days before the Company announces our quarterly and/or annual financial results.

The Company’s 2002 Stock Incentive Plan provides for the granting of non-statutory and incentive stock options (“ISOs”) to, among other parties, employees and officers of the Company. Directors of the

Company may only be granted non-statutory stock options. In connection with the adoption of Statement of Financial Accounting Standards No. 123 (revised 2004), “Share-based Payment,” (“SFAS 123(R)”) on January 1, 2006, beginning in 2006 the Company has only granted non-statutory stock options to employees and officers as they provide favorable income tax treatment for the Company for financial reporting purposes as compared to ISOs. Prior to January 1, 2006, the Company granted ISOs to employees and directors to the extent the stock option recipient had not reached the limit for ISOs as determined under the Internal Revenue Code. If such ISO limits for the stock option recipients had been reached, the Company granted non-statutory stock options.

Stock options granted to new employees or officers generally begin vesting on the new employee’s or officer’s first date of employment, and vest over a four-year period, with one-fourth vesting on the first anniversary date and the remainder vesting pro-rata monthly over the remaining three years, and expire five to ten years from the date of grant. Stock options granted to existing employees or officers typically vest on a monthly pro-rata basis over a four-year period and expire five to ten years from the date of grant. Stock options granted to directors generally vest over a two-year period and expire ten years from the date of grant. In connection with the adoption of SFAS 123(R) on January 1, 2006, stock options granted to employees and officers subsequent to December 31, 2005 have an expiration date five years from the date of grant. Stock options granted to employees and officers prior to January 1, 2006 generally had an expiration date ten years from the date of grant. The expiration date of stock options granted subsequent to the adoption of SFAS 123(R) was decreased from ten years to five years as this generally results in a lower financial reporting value for the stock options, independent of other stock option valuation considerations, and therefore lower stock-based compensation expense for the Company over the stock option vesting period.

In 2006, the Compensation Committee did not approve stock option grants to any of our NEOs and independent directors. The decision not to grant stock options to any of our NEOs or independent directors in 2006 was based upon, among other factors, consideration of the stock option grants made to our NEOs and independent directors in prior years and the value realized/realizable by our NEOs and independent directors from such prior year grants. The Company expects to make stock option grants to our NEOs and independent directors in periods subsequent to 2006. In the first quarter of 2007, the Compensation Committee approved 250,000 non-statutory stock options to each NEO under the 2002 Stock Incentive Plan. These stock options vest on a monthly pro-rata basis over a four-year period and expire five years from the date of grant. Further details regarding these stock option grants will be provided in the 2008 Proxy Statement.

Benefits

We provide various employee benefit programs to our NEOs, including medical, dental, life, and disability insurance benefits, which are generally available to all full-time employees of the Company. We also sponsor a tax-qualified 401(k) savings plan pursuant to which eligible employees paying U.S. taxes on a non-discriminatory basis are able to contribute to the limit prescribed by the Internal Revenue Service. Prior to October 1, 2006, we provided a discretionary match of 25% of the first 4% of base salary contributed. Beginning on October 1, 2006, we provide for discretionary matching contributions equal to 50% of the first 4% of base salary contributed. All employee contributions to the 401(k) savings plan are fully vested upon contribution. Our matching contributions are vested based on the employee’s years of service.

Other than a car allowance for Mr. White, which is customary practice in Europe, we do not provide any additional perquisites to our NEOs as we believe that the various forms of cash compensation and equity awards provided to our NEOs, as described above, provide a competitive package that is sufficient to recruit and retain our NEOs.

Compensation Arrangements Relating to Termination of Employment

Employment agreements provide varying levels of protection to certain NEOs in the event of termination of employment immediately following a change in control of the Company. These provisions and resulting compensation under different termination scenarios are discussed in detail beginning on page 21. We do not provide for additional compensation upon termination of employment other than in connection with a change in control of the Company as we favor an “at will” employment approach that allows for flexibility on the part of the Company should we believe that termination of an NEO’s employment is in the best interests of the Company.

Deductibility of Executive Compensation

The Compensation Committee has considered the impact of Section 162(m) of the Internal Revenue Code adopted under the Omnibus Budget Reconciliation Act of 1993, which section disallows a deduction for any publicly-held corporation for individual compensation exceeding $1 million in any taxable year for the chief executive officer and the four other most highly compensated executive officers, respectively, unless such compensation meets the requirements for the “performance-based” exception to Section 162(m). As the cash compensation paid by ValueClick to each of its executive officers is expected to continue to be below $1 million per calendar year and the Compensation Committee and Board believes that stock options granted under our 2002 Stock Incentive Plan to such officers will meet the requirements for qualifying as performance-based, the Compensation Committee believes that Section 162(m) will not affect the tax deductions available to us with respect to the compensation of our executive officers. It is the Compensation Committee’s policy to qualify, to the extent reasonable, the Company’s executive officers’ compensation for deductibility under the applicable tax law. However, the Company may from time to time pay compensation to our executive officers that may not be tax deductible.

Report of the Compensation Committee of the Board of Directors

The Compensation Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management, and based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by the Compensation Committee of the Board of Directors

David S. Buzby
Martin T. Hart

SUMMARY COMPENSATION TABLE

The table below summarizes the total compensation paid to or earned by each of our NEOs for the year ended December 31, 2006.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards(1) ($)	Non-Equity Incentive Plan Compensation(2) ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation(3) ($)	Total ($)
James R. Zarley	2006	375,000	—	—	902,978	420,000	—	3,906	1,701,884
Chairman of the Board and Chief Executive Officer
Scott H. Ray	2006	274,103	—	—	232,651	290,000	—	—	796,754
Chief Financial Officer
Samuel J. Paisley	2006	300,000	—	—	221,772	315,000	—	3,750	840,522
Chief Administrative Officer
Tom A. Vadnais(4)	2006	325,000	75,000	—	220,648	110,000	—	971	731,619
Director, President (U.S.) and General Manager of Commission Junction and Mediaplex
Carl White(5)	2006	273,853	—	—	142,427	130,576	—	24,751	571,607
Chief Executive Officer (Europe)
Jeffrey A. Pullen(6)	2006	209,229	—	—	113,274	120,000	—	1,700	444,203
Chief Operating Officer (U.S.)

(1)              These amounts do not reflect cash compensation actually received by our NEOs. Instead, the dollar value of these awards is the compensation expense recognized for financial reporting purposes for the year ended December 31, 2006 in accordance with the provisions of Statement of Financial Accounting Standards No. 123 (revised 2004), “Share-based Payment,” (“SFAS 123(R)”), excluding any estimate of future forfeitures and reflecting the effect of any actual forfeitures. These compensation costs reflect stock options granted prior to year 2006 that vested during 2006. No stock option grants were made to the NEOs during 2006. See note 10 of the consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 regarding the assumptions underlying the valuation of stock options granted. For each NEO, the amount of stock-based compensation expense recognized for the year ended December 31, 2006 comprised of the following grants:

Name	Grant Date	Shares Granted	Stock-Based Compensation Expense Recorded in 2006 ($)
James R. Zarley	7/31/2002	1,500,000	$114,414
	7/28/2005	500,000	$788,564
			$902,978
Scott H. Ray	10/30/2002	150,000	$23,454
	2/06/2004	50,000	$48,021
	2/16/2005	50,000	$60,502
	10/27/2005	50,000	$100,674
			$232,651
Samuel J. Paisley	2/14/2002	200,000	$4,779
	7/31/2002	100,000	$11,259
	2/06/2004	50,000	$48,021
	7/28/2005	100,000	$157,713
			$221,772
Tom A. Vadnais	8/4/2004	100,000	$62,935
	7/28/2005	100,000	$157,713
			$220,648
Carl White	7/31/2002	10,000	$1,126
	2/11/2003	20,000	$5,174
	10/23/2003	50,000	$42,050
	8/04/2004	50,000	$31,467
	4/19/2005	50,000	$62,610
			$142,427
Jeffrey A. Pullen	12/8/2003	158,026	$35,059
	7/28/2005	100,000	$78,215
			$113,274

(2)              These amounts reflect compensation earned under the 2006 EIC Plans, which are described in the Compensation Discussion and Analysis section under the heading “Performance-Based Cash Incentive Compensation.”  Messrs. Zarley, Ray, Paisley and Pullen (prior to his resignation) earned the maximum possible payments under the 2006 EIC Plans due to the Company’s strong revenue and earnings performance in each of the quarters in 2006 and for the year ended December 31, 2006, such performance exceeding the maximum thresholds established under the 2006 EIC Plans as described under “Grants of Plan-Based Awards for the Year Ended December 31, 2006” section of this Proxy Statement. Messrs. Vadnais and White achieved 92% and 81%, respectively, of the maximum possible payments under the 2006 EIC Plans as the revenue and earnings performance of their respective businesses generally exceeded the target thresholds established under the 2006 EIC Plans, but did not meet the maximum threshold for all individual quarterly/annual revenue and earnings targets.

(3)              With the exception of Mr. White, these amounts represent matching contributions made by the Company under the Company’s 401(k) savings plan. The amount attributable to Mr. White reflects Company matching contributions of $13,693 made under a defined contribution plan regulated in the United Kingdom and a car allowance of $11,058.

(4)              The bonus amount of $75,000 for Mr. Vadnais reflects performance-based bonuses earned in 2006 prior to his promotion to President (U.S.) and resulting participation in the 2006 EIC Plans.

(5)              Salary, non-equity incentive plan compensation, and all other compensation amounts for Mr. White were converted from British Pounds to U.S. dollars based on the average currency exchange rate in effect either at the date of payment of the non-equity incentive plan compensation amount or over the period of time that the salary or other compensation amounts were paid.

(6)              Mr. Pullen resigned effective June 30, 2006 and the amounts disclosed reflect compensation earned for 2006 through the date of his resignation.

GRANTS OF PLAN-BASED AWARDS
FOR THE YEAR ENDED DECEMBER 31, 2006

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Option
Name	Grant Date	Threshold (2)($)	Target (3)($)	Maximum (4)($)	Options (5)(#)	Awards (5)($)	Awards (5)($)
James R. Zarley	—	160,000	240,000	420,000	—	—	—
Scott H. Ray	—	120,000	200,000	290,000	—	—	—
Samuel J. Paisley	—	120,000	200,000	315,000	—	—	—
Tom A. Vadnais	—	20,000	70,000	120,000	—	—	—
Carl White(6)	—	81,000	122,000	162,000	—	—	—
Jeffrey A. Pullen	—	60,000	100,000	120,000	—	—	—

(1)          The amounts reported reflect threshold, target and maximum performance-based cash incentive compensation amounts for 2006 under the 2006 EIC Plans. The types and weighting of targets under the 2006 EIC Plans are described in the CD&A section of this Proxy Statement. Actual amounts earned under the 2006 EIC Plans are reflected in the Summary Compensation Table above. Future payouts in years subsequent to 2006 will be based on new threshold, target and maximum amounts that are reset by the Compensation Committee each year.

(2)          The threshold amount represents the amount that would have been earned under the 2006 EIC Plans had the minimum performance targets been achieved. If performance was below the threshold targets, no amounts would have been earned.

(3)          The target amount represents the amount that would have been earned if actual performance fell within approximately the mid-range of the threshold targets and the maximum targets.

(4)          The maximum amount represents the highest possible amount that would have been earned under the 2006 EIC Plans had the maximum performance targets been achieved.

(5)          There were no stock options granted to any NEO during the year ended December 31, 2006.

(6)          Amounts are rounded and have been converted using the average of the currency exchange rates in effect during 2006 equal to £1 British Pound = $1.84 U.S. Dollar.

OUTSTANDING EQUITY AWARDS
AT DECEMBER 31, 2006

The following table discloses outstanding stock option awards that were exercisable and unexercisable as of December 31, 2006 for each of our NEOs. The Company has not granted or issued any stock awards; therefore, no outstanding stock awards are shown in the table below.

	Number of Securities Underlying Unexercised Options			Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned	Option	Option
Name	(#) Exercisable	(#) Unexercisable		Options (#)	Exercise Price($)	Expiration Date
James R. Zarley	20,833	322,917	(1)	—	$12.87	7/28/2015
Scott H. Ray	1,041	14,583	(2)	—	$10.57	2/06/2014
	2,084	27,083	(3)	—	$12.68	2/16/2015
	2,083	35,417	(4)	—	$16.88	10/27/2015
Samuel J. Paisley	35,417	14,583	(5)	—	$10.57	2/06/2014
	35,417	64,583	(6)	—	$12.87	7/28/2015
Tom A. Vadnais	58,333	41,667	(7)	—	$7.16	8/04/2014
	35,417	64,583	(8)	—	$12.87	7/28/2015
Carl White	834	833	(9)	—	$2.83	2/11/2013
	2,083	10,417	(10)	—	$9.20	10/23/2013
	29,167	20,833	(11)	—	$7.16	8/04/2014
	20,833	29,167	(12)	—	$10.80	4/19/2015
Jeffrey A. Pullen	—	—		—	—	—

       (1) Vests monthly over a four-year period beginning from the grant date of July 28, 2005.

       (2) Vests monthly over a four-year period beginning from the grant date of February 6, 2004.

       (3) Vests monthly over a four-year period beginning from the grant date of February 16, 2005.

       (4) Vests monthly over a four-year period beginning from the grant date of October 27, 2005.

       (5) Vests monthly over a four-year period beginning from the grant date of February 6, 2004.

       (6) Vests monthly over a four-year period beginning from the grant date of July 28, 2005.

       (7) Vests at a rate of 25% on August 4, 2005 and monthly thereafter until August 4, 2008.

       (8) Vests monthly over a four-year period beginning from the grant date of July 28, 2005.

       (9) Vests monthly over a four-year period beginning from the grant date of February 11, 2003.

(10) Vests monthly over a four-year period beginning from the grant date of October 23, 2003.

(11) Vests monthly over a four-year period beginning from the grant date of August 4, 2004.

(12)   Vests monthly over a four year period beginning from the grant date of April 19, 2005.

OPTION EXERCISES AND STOCK VESTED IN 2006

The following table provides summary information regarding stock options that were exercised in 2006 by the Company’s NEOs and the value realized upon exercise. The Company has not granted or issued any stock awards; therefore, no stock awards are shown in the table below.

			Stock Awards
	Option Awards(1)		Number of
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercises ($)	Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
James R. Zarley	375,000	$5,137,787	—	—
Scott H. Ray	138,879	$1,936,917	—	—
Samuel J. Paisley	300,000	$5,585,310	—	—
Tom A. Vadnais	—	$—	—	—
Carl White	44,375	$603,631	—	—
Jeffrey A. Pullen	244,987	$2,881,093	—	—

(1)          The value realized equals the closing market value of the Company’s common stock on the exercise date minus the exercise price of the stock options exercised. All stock options granted to NEOs had exercise prices equal to the closing market value of the Company’s common stock on the date the stock options were granted. Thus, the amounts realized upon exercise of the stock options resulted directly from appreciation in the Company’s stock price during the time from the stock option grant date to the date on which the stock options were exercised.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Payments or other forms of compensation to our NEOs when their employment with us is terminated, except as provided below, is generally limited to those items provided to all employees upon termination, namely payment of any earned unpaid salary and accrued unpaid vacation benefits, as well as applicable payments under the Company’s life, disability and 401(k) savings plans that are generally available to all full-time employees. Our NEOs may terminate employment with us under a number of different scenarios, which include retirement, voluntary termination, involuntary termination without cause, involuntary termination for cause, termination in connection with a change in control, death, and disability.

Change in Control Provisions

We have entered into employment agreements with Messrs. Zarley, Ray and Paisley that provide certain additional compensation if their employment with us is terminated without cause following the occurrence of a change in control of the Company or upon an occurrence of a constructive termination following a change in control.

A change in control of the Company is generally defined in these employment agreements to have occurred upon consummation of any one of the following:

(i)            a sale, lease or other disposition of all or any material portion of the assets of the Company;

(ii)        a merger, consolidation or other reorganization in which the Company is not the surviving corporation and the stockholders of the Company immediately prior to the merger, consolidation or other reorganization fail to possess direct or indirect beneficial ownership of more than fifty percent (50%) of the voting power of the securities of the surviving corporation;

(iii)    a merger, consolidation or other reorganization in which the Company is the surviving corporation and the stockholders of the Company immediately prior to such merger, consolidation or other reorganization fail to possess direct or indirect beneficial ownership of more than fifty percent (50%) of the voting power of the securities of the Company.

A constructive termination is defined as a reduction, without the NEO’s written consent, in his then-current base salary. Cause is generally defined as the conviction of a felony or a crime involving moral turpitude, the refusal to comply with reasonable directives of the Board, negligence, recklessness, willful misconduct or failure to perform duties, misconduct materially negatively affecting the Company’s  reputation, or violation of the Company’s policies. The employment agreements with Messrs. Zarley and Paisley also define a constructive termination as a relocation of his principal place of employment outside the contiguous 48 states of the United States of America.

Payments Made Upon Termination

Regardless of the manner in which an NEO’s employment terminates, he will be entitled to receive amounts earned during his term of employment. Such amounts include:

•       earned unpaid salary;

•       performance-based cash incentive compensation earned prior to the termination date;

•       employer-contributed amounts accrued and vested through the Company’s 401(k) savings plan;

•       unused vacation pay; and

•       vested and exercisable stock options awarded under the Company’s stock option plans.

No additional compensation is provided to NEOs if their employment with us is terminated for reasons of cause, death, disability, and voluntary termination.

The following table describes the potential payments and benefits due to our NEOs upon termination without cause following a change in control of the Company, as further explained in the footnotes below, assuming such termination was effective as of December 31, 2006. Payments due to our NEOs upon any other termination are also presented below.

	Constructive Termination or Termination Without Cause Following a Change in Control		Any Other Termination
Name	Salary(1)	Option Grants(2)	Salary(3)	Option Grants(3)
James R. Zarley	$375,000	$3,474,587	—	—
Scott H. Ray	$150,000	$363,039	—	—
Samuel J. Paisley	$300,000	$885,367	—	—
Tom A. Vadnais	$—	$—	—	—
Carl White	$—	$—	—	—
Jeffrey A. Pullen	$—	$—	—	—

(1)         Assuming that the Company (or surviving corporation) had terminated the NEO’s employment without cause following a change in control effective as of December 31, 2006, the NEO would have been entitled to continued salary for the severance period contained in his employment agreement. The employment agreements with Messrs. Zarley and Paisley provide for the payment of one year of their respective base salaries. The employment agreement with Mr. Ray provides for the payment of six months of his base salary.

(2)         These amounts represent the value of unvested stock options that would have vested upon a change in control and are calculated as the difference between the stock option exercise price and $23.63, the closing price of the Company’s common stock on December 29, 2006, the last trading day of 2006, multiplied by the number of unvested stock options that would have vested. The employment agreements with Messrs. Zarley and Paisley provide for the immediate vesting of all of their respective unvested stock options in this event. The employment agreement with Mr. Ray provides for the immediate vesting of fifty percent of his unvested stock options in this event.

(3)         None of the employment agreements or any other arrangements with our NEOs provide for any additional termination benefits upon termination for any reason other than without cause following a change in control, including salary over a severance period or vesting of stock options, other than payments under the Company’s life, disability and 401(k) savings plans that are generally available to all full-time employees.

DIRECTOR COMPENSATION

The Company uses a combination of cash and equity awards to attract and retain qualified candidates to serve on the Company’s Board. In setting director compensation, consideration is given, among other factors, to the amount of time that directors spend fulfilling their duties as a director, including committee assignments.

Cash Compensation Paid to Board Members

Cash compensation paid to independent directors is reviewed annually by the Board and any changes thereto are generally effective beginning on July 1st and ending on June 30th of the following year. As of July 1, 2006, independent directors are entitled to receive the following annual cash compensation:

Annual Cash Compensation
Outside Board Member	$25,000
Committee Membership	$5,000
Audit Committee Chairman	$20,000
Leader of Nominating Process	$7,500
Compensation Committee Chairman	$7,500
Lead Outside Director	$5,000

Annual cash compensation for the above roles remained unchanged during 2006 except for the role of the Audit Committee Chairman. On July 28, 2006, with an effective date of July 1, 2006, the Company’s Board approved an increase in the annual cash compensation to be paid for the role of Chairman of the Company’s Audit Committee of the Board from $10,000 to $20,000.

The Company also reimburses each independent director for travel and related expenses incurred in connection with attendance at Board and Board Committee meetings. Employees who also serve as directors receive no additional compensation for their services as a director.

Stock-Based Compensation

From time to time, the independent directors are granted stock options in addition to their cash compensation. Stock options granted to independent directors generally vest at a rate of 50% per year over a two-year period and expire upon the earlier of (a) ten years from the date of grant or (b) the date on which the independent director’s role as a Director ceases.  Stock options granted to independent directors have exercise prices equal to the closing market value of the Company’s common stock on the date the stock options were approved. There were no stock options granted to any independent directors in 2006.

2006 Director Compensation

The following table sets forth the compensation earned by each of the Company’s independent directors for the year ended December 31, 2006.

Name and Principal Position	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards(1) ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
David S. Buzby, Director	55,000	—	181,341	—	—	—	236,341
Martin T. Hart, Director	42,500	—	150,043	—	—	—	192,543
Jeffrey F. Rayport, Director	37,500	—	134,144	—	—	—	171,644

(1)             These amounts do not reflect cash compensation actually received by the independent director. Instead the dollar value of these awards is the compensation expense recognized for financial reporting purposes for the year ended December 31, 2006 in accordance with the provisions of SFAS 123(R), excluding any estimate of future forfeitures. See note 10 of the consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 regarding the assumptions underlying the valuation of stock options granted. As of December 31, 2006, each independent director has the following number of stock options outstanding: David S. Buzby—25,000; Martin T. Hart—21,250; and, Jeffrey F. Rayport—148,675.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the shares of our common stock as of April 3, 2007, except as noted in the footnotes below, by:

•       Each person who we know to be the beneficial owner of 5% or more of our outstanding common stock;

•       Each named executive officer;

•       Each of our directors; and

•       All of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to stock options held by that person that are currently exercisable or that will become exercisable within sixty days after April 3, 2007, are deemed to be beneficially owned by the person, even if the options have not actually been exercised, and are deemed to be outstanding for the purpose of computing the percentage ownership of that person. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. As of April 3, 2007, 99,786,183 shares of our common stock were issued and outstanding. Unless otherwise indicated in the footnotes below, and subject to community property laws where applicable, each of the named persons have sole voting and investment power with respect to the shares shown as beneficially owned. Unless otherwise indicated, the address of the beneficial owner below is c/o ValueClick, Inc., 30699 Russell Ranch Road, Suite 250, Westlake Village, California 91362.

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent
Directors and Named Executive Officers:
James R. Zarley(1)	189,987	*
Scott H. Ray(2)	36,459	*
Samuel J. Paisley(3)	102,084	*
Tom A. Vadnais(4)	211,508	*
Carl White(5)	85,001	*
David S. Buzby	—	*
Martin T. Hart	116,250	*
Jeffrey F. Rayport(6)	212,803	*
5% Stockholders(7):
Fidelity Management & Research Company(8)	11,867,806	11.9%
All Directors and Executive Officers as a group (10 persons)	1,087,820	1.1%

*                    Less than 1%

(1)          Includes 88,542 shares of common stock issuable upon exercise of stock options which are presently exercisable or will become exercisable within sixty days from April 3, 2007.

(2)          Includes 36,459 shares of common stock issuable upon exercise of stock options which are presently exercisable or will become exercisable within sixty days from April 3, 2007.

(3)          Includes 102,083 shares of common stock issuable upon exercise of stock options which are presently exercisable or will become exercisable within sixty days from April 3, 2007.

(4)          Includes 130,208 shares of common stock issuable upon exercise of stock options which are presently exercisable or will become exercisable within sixty days from April 3, 2007.

(5)          Includes 85,001 shares of common stock issuable upon exercise of stock options which are presently exercisable or will become exercisable within sixty days from April 3, 2007.

(6)          Includes 129,925 shares of common stock issuable upon exercise of stock options which are presently exercisable or will become exercisable within sixty days from April 3, 2007.

(7)          As of April 3, 2007, the Company’s records and other information available from outside sources indicate that the stockholders were beneficial owners of more than five percent of the outstanding shares of the Company’s common stock. The information is as reported in their filings with the SEC. The Company is not aware of any other beneficial owner of more than five percent of the Company’s common stock.

(8)          Number of shares beneficially owned based on Schedule 13G filed with the SEC on February 14, 2007. The address of Fidelity Management & Research Company is 82 Devonshire Street, Boston, MA, 02109.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires ValueClick’s executive officers and directors, and persons who beneficially own more than 10% of a registered class of ValueClick equity securities, to file an initial report of securities ownership on Form 3 and reports of changes in securities ownership on Form 4 or Form 5 with the SEC. Such executive officers, directors and 10% stockholders are also required by SEC rules to furnish ValueClick with copies of all Section 16(a) forms that they file. Based solely on ValueClick’s review of the copies of such forms received by us, or written representations from certain reporting persons that no Forms 5 were required for such persons, ValueClick believes that, for the reporting period from January 1, 2006 to December 31, 2006, our executive officers, directors and 10% stockholders complied with all of their reporting requirements under Section 16(a) for such year, except for the following transactions: a purchase of stock by Mr. Buzby on June 15, 2006 for which a Form 4 was not filed until September 15, 2006; a purchase and sale of stock by Mr. Zarley on September 6, 2006 for which a Form 4 was not filed until September 11, 2006; and a purchase and sale of stock by Mr. White on November 8, 2006 for which a Form 4 was not filed until November 13, 2006.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, an independent registered public accounting firm, has audited the consolidated financial statements of the Company as of and for the years ended December 31, 2006 and 2005. Deloitte & Touche LLP, an independent registered public accounting firm, audited the consolidated financial statements of the Company as of and for the year ended December 31, 2004. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting with an opportunity to make a statement if they desire to do so, and the representatives are expected to be available to respond to appropriate questions. The Audit Committee of the Board has selected PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm to audit the consolidated financial statements of the Company for the year ending December 31, 2007. The Audit Committee has considered whether the provision of services by PricewaterhouseCoopers LLP and Deloitte & Touche LLP, other than their respective audits of the consolidated financial statements of the Company and their respective reviews of the quarterly consolidated financial statements during these periods, is compatible with maintaining PricewaterhouseCoopers LLP’s and Deloitte & Touche LLP’s independence.

During 2006 and 2005, PricewaterhouseCoopers LLP and Deloitte & Touche LLP provided the following services to ValueClick:

PricewaterhouseCoopers LLP	2006 Fees	2005 Fees
Audit Services	$2,643,000	$2,563,000
Tax Services	$898,000	$87,000
All Other Services	$62,000	$1,500

Deloitte & Touche LLP	2006 Fees	2005 Fees
Audit Services	$19,100	$559,000
Tax Services	—	$5,000
All Other Services	—	—

Audit Services.   Fees for audit services provided by PricewaterhouseCoopers LLP for 2006 and 2005 include the annual audits, the review of the consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q for the second and third quarters of 2005 and the first through third quarters of 2006, and assistance with and review of documents filed with the SEC.

Fees for audit services provided by Deloitte & Touche LLP for 2006 and 2005 include their review of the consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q for the first quarter of 2005, and assistance with and review of documents filed with the SEC, including the issuance of their consent for the inclusion in the 2006 and 2005 Annual Reports on Forms 10-K of their audit report on the Company’s 2004 consolidated financial statements.

Tax Services.   Fees for professional tax services provided by PricewaterhouseCoopers LLP in 2006 and 2005 consist of detailed tax studies and tax compliance services. Fees for professional tax services provided by Deloitte & Touche LLP in 2005 consist of tax compliance services.

All Other Services.   Fees related to all other services provided by PricewaterhouseCoopers LLP in 2006 consist of the licensing by the Company of an accounting research tool, financial due diligence services in connection with potential business combinations and miscellaneous consulting services. Fees paid in 2005 relate to the licensing by the Company of an accounting research tool.

PROPOSAL 1

ELECTION OF DIRECTORS

ValueClick’s By-laws provide that the exact number of directors will be fixed from time to time by action of our stockholders or Board. ValueClick’s Nominating Committee has nominated each of the five persons listed below to be elected as directors to serve for a one-year term and until his successor is duly elected and qualified.

Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, for the election of the Nominating Committee’s five director nominees below. Proxies cannot be voted for more than the five named director nominees.

Each nominee for election has agreed to serve if elected, and ValueClick has no reason to believe that any director nominee will be unavailable to serve. If any director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote for a director nominee designated by the present Board to fill the vacancy. Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” the director nominees named below.

The biographies of ValueClick’s nominees for directors are included above, under the heading “Executive Officers and Directors.”

The names of the nominees, and certain information about them, are set forth below.

Nominees

Name	Age	Director Since	Position
James R. Zarley	62	1998	Chairman of the Board and Chief Executive Officer
Tom A. Vadnais	59	2001	Director; President (U.S.) and General Manager of Commission Junction and Mediaplex
David S. Buzby	47	1999	Director
Martin T. Hart	71	1999	Director
Jeffrey F. Rayport	47	2002	Director

Vote Required For Approval

The affirmative vote of a plurality of the votes cast is necessary to elect each nominee as a director of the Company. This means that the nominees receiving the highest number of votes cast for the number of positions to be filled are elected.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AS DIRECTORS OF THE COMPANY.

PROPOSAL 2

APPROVAL OF THE VALUECLICK, INC. 2007 EMPLOYEE STOCK PURCHASE PLAN

INTRODUCTION

This section provides a summary of the principal terms of the ValueClick, Inc. 2007 Employee Stock Purchase Plan (the “ESPP”). The complete ESPP is annexed to this Proxy Statement as Exhibit A. For a complete description of the terms of the ESPP, you should read the ESPP.

REASONS FOR THE EMPLOYEE STOCK PURCHASE PLAN

ValueClick’s stockholders are being asked to approve the ESPP. The Company intends the ESPP to provide eligible employees of the Company and our designated subsidiaries with an opportunity to participate in the Company’s success during specified periods (“Offering Periods”), by permitting them to acquire a stock ownership interest in ValueClick through periodic accumulated payroll deductions and/or other contributions. The ESPP provides eligible employees (including officers and directors who are employees) of ValueClick and our designated subsidiaries with the right to purchase common stock of ValueClick at a discount. For U.S. taxpayers, the Company intends the ESPP to satisfy the requirements to receive the tax advantages allowed under Section 423 of the Internal Revenue Code (the “Code”). The ESPP is not a tax-qualified pension or profit sharing plan under Section 401(a) of the Code, and is not subject to the provisions of the U.S. Employee Retirement Income Security Act of 1974. The Board of Directors (the “Board”) of ValueClick adopted the ESPP on April 18, 2007, subject to stockholder approval.

The following is a summary of the principal features of the ESPP. This summary, however, does not purport to be a complete description of all the provisions of the ESPP.

SUMMARY

The following is a summary of key ESPP provisions:

Effective Date:	Subject to stockholder approval, the date of the Annual Meeting.
Shares Authorized:	If approved, 1,500,000 shares of ValueClick common stock will be authorized and reserved for issuance under the ESPP.
Offering Period:	Twelve (12) months, or such other period as determined by the Board, not to exceed twenty-seven (27) months. The first Offering Period shall begin on September 4, 2007.
Purchase Period:

Six (6) months, or such other period as determined by the Board. An Offering Period may consist of one or more Purchase Periods. Initially, each Offering Period shall consist of two Purchase Periods, the first one of which shall commence on the first trading day in September and end on the last trading day in February and the second one of which shall commence on the first Trading Day in March and end on the last Trading Day in August.

Purchase Price:

Employees participating in the ESPP may purchase a share of ValueClick’s common stock at the end of each Purchase Period at 85 percent of the lesser of (i) the fair market value of a share of ValueClick’s common stock on the first day of the Offering Period, or (ii) the fair market value of a share of ValueClick’s common stock on the last day of the Purchase Period.

Participation Limits:

Under specific rules set forth in the Code and accompanying Treasury regulations, an employee’s right to purchase common stock under the ESPP may not accrue at a rate which exceeds $25,000 per year (measured using the fair market value of ValueClick’s common stock as of the offering date). In addition, the Board has established a lower threshold of $7,500 per Purchase Period that may be contributed as a means to ensure that executive officers of the Company and other highly compensated employees do not receive a disproportionate share of the benefit of the ESPP relative to other eligible employees.

Amendment and Termination:	No amendment, suspension or termination of the ESPP shall be effective without stockholder approval if such approval is required by law or under NASDAQ rules.

No amendments to, or termination of, the ESPP shall in any way impair the rights of a participant under any rights to purchase ValueClick’s common stock previously granted without the participant’s consent.

Other Material Features of the ESPP

Eligibility.   Employees of ValueClick and our designated subsidiaries as of the first trading day of a given Offering Period to purchase common stock of ValueClick (an “Offering Date”) are eligible provided that they have satisfied the minimum employment period established for the ESPP. Currently, an employee must be actively employed ten days before an Offering Date in order to be eligible to participate in the ESPP. In addition, an employee will not be eligible to participate in the ESPP if, as a result of participating, that employee would be deemed to own five percent or more of the total combined voting power or value of all classes of ValueClick stock (including shares purchased under the ESPP or under any other outstanding options) immediately after such employee is granted a right to purchase shares under the ESPP.

Directors who are not employees of ValueClick and our designated subsidiaries, consultants, independent contractors, temporary workers employed by a third-party, and employees of non-designated subsidiaries of ValueClick are not eligible to participate in the ESPP.

Administration.   The ESPP can be administered by the Board or a committee (the “Committee”) appointed by the Board composed of one or more members of the Board. The Committee will have full power and authority, in a manner not inconsistent with the ESPP, to adopt, amend and rescind any rules for the administration of the ESPP, to construe and interpret the provisions of the ESPP, to exercise any and all powers allocated to the Board under the ESPP, to make factual determinations relevant to ESPP entitlements, and to take all action in connection with administration of the Plan as it deems necessary or advisable for the administration of the ESPP. Members of the Committee receive no additional compensation for their services in connection with the administration of the ESPP. Members of the Committee will serve for such time as the Board may specify and may be removed at any time by the Board or the Committee.

Offering Periods.   The ESPP will be implemented by a series of Offering Periods during which common stock is purchased at the end of each Purchase Period through payroll deductions and/or other contributions. Each Offering Period will be twelve months and consist of two successive Purchase Periods of six months each. The first Offering Period under the ESPP shall commence on September 4, 2007 and end on August 29, 2008. The first Purchase Period under the ESPP will begin on September 4, 2007 and end on February 29, 2008. The second Purchase Period under the ESPP will begin on March 1, 2008 and end on August 29, 2008. The first trading day of an Offering Period is called the “Offering Date.”  The last trading day of each Purchase Period is called a “Purchase Date.”

Purchase of Stock.   Eligible employees of the Company may elect to participate in the ESPP by giving written notice to the Company, which notice shall instruct the Company to withhold a specified percentage of the employee’s “Earnings” (in any multiple of 1 percent up to a maximum of 10 percent) on each pay period during the Offering Period. “Earnings” is defined as an employee’s base salary or wages, commissions and overtime pay, but not other forms of compensation, such as cash bonuses, other incentive compensation and income generated from stock awards. In addition, at least for the first Offering Period, the ESPP provides that no more than $7,500 may be withheld from an employee’s Earnings for the purchase of ValueClick common stock in any single Purchase Period. Assuming an eligible employee has appropriately completed the applicable paperwork; payroll deductions (in those jurisdictions in which payroll deductions are allowable) will commence with the first payroll paid following the Offering Date and will end on the last payroll paid on or prior to the last Purchase Date of the Offering Period, unless the employee terminated his or her participation earlier in accordance with the ESPP. In those jurisdictions in which payroll deductions are not allowable, the Board will establish other means by which participants can contribute to the ESPP. On each Offering Date of each Offering Period, ESPP participants are granted an option to buy common stock (“Purchase Right”). On the last business day of a Purchase Period, the payroll deductions and/or other contributions will be used to purchase common stock at the Purchase Price. If, on the last day of a Purchase Period, the number of shares of common stock to be purchased by all participants exceeds the number of shares then available for purchase under the ESPP, the Committee will make a pro-rata allocation of the common stock remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

Purchase Price.   The purchase price for a Purchase Period will generally be equal to 85 percent of the lesser of (i) the fair market value of a share of ValueClick common stock on the Offering Date, or (b) the fair market value of a share of ValueClick common stock on the Purchase Date. For purposes of the ESPP, fair market value per share as of a particular date shall mean the closing sales price of ValueClick’s common stock as reported on the NASDAQ Global Select Market on that date (or if there were no reported prices on such date, on the last preceding date on which the prices were reported).

Securities to be Purchased.   The securities to be purchased under the ESPP are shares of the common stock of ValueClick. Shares of common stock are issued directly to an ESPP participant from ValueClick and are registered with the SEC under a special form of registration statement applicable to employee benefit plans. Each share of common stock entitles the holder to one vote on matters submitted to a vote of the stockholders, a pro-rata share of such dividends as may be declared on the common stock and a pro-rata share of assets remaining available for distribution to shareholders upon a liquidation of ValueClick. The common stock is not convertible and has no preemptive rights. While the Board has authority, within certain limitations, to issue shares of preferred stock, which would have one or more preferences over the common stock, no preferred stock is outstanding as of the date of this Proxy Statement and ValueClick has no present plans to issue any preferred stock.

ESPP Amendment and Termination.   The Board has the power to terminate, amend or suspend the ESPP at any time subject to specified restrictions protecting the rights of participating employees where stockholder approval is not required by law or under NASDAQ rules. Any benefits, privileges, entitlements, and obligations under any purchase rights granted under the ESPP while the ESPP is in effect shall not be impaired by suspension or termination of the ESPP prior to the end of the Purchase Period in which such suspension or termination occurs except (i) as expressly provided in the ESPP or with the consent of the person to whom such purchase rights were granted, (ii) as necessary to comply with any laws, regulations, or listing requirements, or (iii) as necessary to ensure that the ESPP and/or purchase rights granted under the ESPP comply with the requirements of Section 423 of the Code.

Termination of Participation.   A participant may stop contributions to the ESPP at any time and will receive a refund of his or her accumulated payroll deductions and/or other contributions. The participant’s purchase rights granted under the Plan will immediately terminate upon his or her cessation of employment for any reason. The Company will refund any payroll deductions and/or other contributions that the participant may have made for the Purchase Period in which such cessation of employment occurs, and will not apply such payroll deductions and/or other contributions to the purchase of ValueClick common stock.

Transferability.   No purchase rights will be assignable or transferable by the participant, except by will or the laws of inheritance following a participant’s death.

Equity Compensation Plan Information.   The following table provides aggregated information with respect to our compensation plans under which equity securities of ValueClick are authorized for issuance as of December 31, 2006:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights(1)	Number of securities remaining available for future issuance under equity compensation plans(2)
Equity compensation plans approved by security holders	5,022,856	$12.64	3,901,711
Equity compensation plans not approved by security holders(3)	441,432	$25.37	—
Total	5,464,288	$13.67	3,901,711

(1)          For additional information with respect to the outstanding option pricing categories as of December 31, 2006, refer to note 10 “Stock Options” to the consolidated financial statements included in Item 8 “Financial Statements and Supplementary Data” of the Annual Report on Form 10-K filed by ValueClick on March 1, 2007.

(2)          The 2002 Stock Incentive Plan provides for an automatic increase on January 1 of each year equal to 1% of the total outstanding shares of ValueClick common stock as of the last day of the previous year. An additional 994,133 shares were made available under the 2002 Stock Incentive Plan effective January 1, 2007, which are not included in the 3,901,711 shares shown herein.

(3)          The equity compensation plans not approved by security holders represent stock option plans assumed in business combinations. Certain of these assumed plans were indirectly approved in the stockholder approvals of certain of these business combinations. The material features of these assumed stock option plans are described in note 10 “Stock Options” to the consolidated financial statements included in Item 8 “Financial Statements and Supplementary Data” of the Annual Report on Form 10-K filed by ValueClick on March 1, 2007.

Certain Federal Income Tax Consequences

The following is a brief description of the Company’s understanding of the federal income tax consequences to ValueClick and participants subject to U.S. taxation with respect to participation in the ESPP. This description may be inapplicable if such laws and regulations are changed. This summary is not intended to be exhaustive or constitute tax advice and does not address any state, local or foreign tax consequences.

The Company intends the ESPP to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code. Under such an arrangement, a participant will not recognize taxable income, and no deductions will be allowable to ValueClick, upon either the grant or the exercise of the purchase rights. The participant will not recognize taxable income until either there is a sale or other disposition of the shares acquired under the ESPP or in the event the participant should die while still owning the purchased shares.

Generally, participants in the ESPP will recognize income for purposes of U.S. federal income tax in the year in which they make a sale or other disposition of the purchased common stock. The U.S. federal income tax liability will depend on whether such disposition is “disqualifying” or “qualifying.”  A disqualifying disposition is any sale or other disposition that a participant makes within two years after the Offering Date or within one year after the Purchase Date. A qualifying disposition will occur if the sale or other disposition of the common stock is made after the participant has held the common stock for more than two years after the Offering Date and more than one year after the Purchase Date.

Upon a disqualifying disposition, a participant will recognize ordinary income equal to the excess of (i) the fair market value of the common stock on the Purchase Date over (ii) the purchase price paid for the common stock. ValueClick will be entitled to an income tax deduction in an amount equal to such excess for the taxable year in which such disposition occurs. Any additional gain recognized by the participant upon the disqualifying disposition will be a capital gain. Under current law, the capital gain will be long-term if the participant has held the common stock more than one year after the Purchase Date, and will be short-term if the participant has held the common stock not more than one year from the Purchase Date. In general, the current maximum U.S. federal income tax rate on long-term capital gains is 15 percent and short-term capital gains are taxed at the same rates as ordinary income. The current general maximum U.S. federal income tax rate for ordinary income (and therefore short-term capital gains) is 35 percent.

Upon a qualifying disposition, a participant will recognize ordinary income equal to the lesser of: (i) the amount by which the fair market value of the common stock on the date of the qualifying disposition exceeds the purchase price paid for the common stock, or (ii) the amount by which the fair market value of the common stock on the Offering Date exceeds the purchase price paid for the common stock. ValueClick is not entitled to an income tax deduction with respect to such disposition. Any additional gain recognized upon the qualifying disposition will be a capital gain.

Generally, if the fair market value of the common stock on the date of a qualifying disposition is less than the purchase price paid for the common stock, the participant will not recognize ordinary income, and any loss recognized will be a long-term capital loss. However, if the loss arises in connection with a disqualifying disposition, the participant may still recognize as ordinary income, and be taxed on, the excess of (i) the fair market value of the common stock on the Purchase Date over (ii) the purchase price paid for the common stock.

ESPP Benefits.   Because benefits under the ESPP will depend on employees’ elections to participate and the fair market value of the Company’s common stock at various future dates, it is not possible to determine the benefits that executive officers and other employees will receive if the stockholders approve the ESPP. Non-employee directors are not eligible to participate in the ESPP.

RECOMMENDATION OF THE BOARD

VOTE NECESSARY TO APPROVE THE VALUECLICK, INC.
2007 EMPLOYEE STOCK PURCHASE PLAN

Approval of the ValueClick, Inc. 2007 Employee Stock Purchase Plan requires the approval of at least a majority of the voting power of the minimum number of shares necessary to constitute a quorum. Abstentions will be counted as present for purposes of determining the presence of a quorum. Abstentions will have the same effect as a negative vote. Broker non-votes will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE APPROVAL OF THE VALUECLICK, INC. 2007 EMPLOYEE STOCK PURCHASE PLAN.

EXPENSES OF SOLICITATION

The Company will pay the entire expense of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain directors, officers and employees of the Company (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone or personal interview. Banks, brokerage houses, custodians, director nominees, and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares held of record by them and such parties will be reimbursed for their expenses.

SUBMISSION OF STOCKHOLDER PROPOSALS FOR
ANNUAL MEETING IN 2008

Stockholder Proposals for Inclusion in Next Year’s Proxy Statement

Stockholder proposals intended to be presented at the Annual Meeting of Stockholders to be held in 2008 must be received by the Company on or before December 22, 2007 in order to be considered for inclusion in the Company’s Proxy Statement and form of proxy for that meeting. These proposals must also comply with the rules of the SEC governing the form and content of proposals in order to be included in the Company’s Proxy Statement and form of proxy. Any stockholder proposals should be mailed to: Secretary, ValueClick, Inc., 30699 Russell Ranch Road, Suite 250, Westlake Village, CA 91362.

Other Stockholder Proposals for Presentation at Next Year’s Annual Meeting

In accordance with SEC rules, the Company may be granted discretionary authority to vote proxies on certain matters introduced by a stockholder who wishes to present a proposal directly at the Annual Meeting of Stockholders to be held in 2008, including recommendations of a nominee for director or other items of business. Subject to SEC rules governing the exercise of discretionary authority, such authority will be granted if (1) the Company receives notice of such proposal not later than March 6, 2008 and advises stockholders in the Company’s Proxy Statement of the nature of the matter and how the Company intends to vote, or (2) the Company does not receive notice of such proposal prior to March 6, 2008. Notice of intention to present proposals should be mailed to: Secretary, ValueClick, Inc., 30699 Russell Ranch Road, Suite 250, Westlake Village, CA 91362.

OTHER MATTERS

The Board does not know of any matters other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the best judgment of the proxy holders.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

APPENDIX A

VALUECLICK, INC.

2007 EMPLOYEE STOCK PURCHASE PLAN

adopted by the board of directors on april 18, 2007
approved by stockholders on               , 2007

1.   PURPOSE

1.1   The purpose of the Plan is to provide a means by which Employees of ValueClick, Inc. and designated Related Corporations (collectively “the Company”) may be given an opportunity to purchase shares of the Common Stock of the Company.

1.2   The Company, with the assistance of the Plan, seeks to retain the services of its Employees, to secure and retain the services of new Employees and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Related Corporations.

1.3   The Company intends the Plan to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”), and the provisions of the Plan shall be construed in a manner consistent with the requirements of Section 423 of the Code.  This provision shall be subject to Section 19 with respect to Participants in foreign jurisdictions.

1.4   The Company intends that the Purchase Rights granted under the Plan be considered options issued under an Employee Stock Purchase Plan.

2.   DEFINITIONS

2.1   “Account” means the account maintained on behalf of a Participant to which is credited (i) payroll deductions pursuant to Section 8 and (ii) shares of Common Stock acquired upon exercise of an option pursuant to Section 7.

2.2   “Authorization Form” means a form established by the Board authorizing payroll deductions as set forth in Section 8 and such other terms and conditions as the Board from time to time may determine.

2.3   “Board” means the Board of Directors of the Company.

2.4   “Code” means the Internal Revenue Code of 1986, as amended.  Any reference to a section of the Code herein shall be a reference to any successor or amended section of the Code.

2.5   “Committee” means a committee appointed by the Board composed of one or more Board members in accordance with Section 3.3 of the Plan.

2.6   “Common Stock” means the common stock of ValueClick, Inc. or any securities into which such common stock may be converted.

2.7   “Company” means ValueClick, Inc., a Delaware corporation, collectively with any Related Corporation.

2.8   “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

2.8.1     a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company;

2.8.2     a sale or other disposition of at least a majority of the voting power of the outstanding equity securities of the Company;

2.8.3     a merger, consolidation or similar transaction following which the Company is not the surviving controlling corporation;

2.8.4     a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise; or

2.8.5     a liquidation or dissolution of the Company.

2.9    “Director” means a member of the Board.

2.10  “Eligible Employee” means an Employee who meets the requirements set forth in the Offering for eligibility to participate in the Offering, provided that such Employee also meets the requirements for eligibility to participate set forth in the Plan.

2.11  “Eligible Earnings” means an Eligible Employee's base salary/base wages, commissions and overtime pay paid during the portion of an Offering during which such Eligible Employee is participating in such Offering.  For avoidance of doubt, cash bonuses and other forms of incentive compensation and income generated from stock awards shall not be included in "Eligible Earnings".

2.12  “Employee” means any person, including Officers and Directors, who is employed for purposes of Section 423(b)(4) of the Code by the Company, but excluding (a) leased employees, as described in Section 414(n) of the Code, and (b) any payroll service bureau or employment agency employee, i.e., an individual for whom the direct pay or compensation with respect to the performance of services for the Company is paid by any outside entity, including, but not limited to, a payroll service bureau or employment agency.  The determination whether an individual is a payroll service bureau employee or employment agency employee shall be made solely based on the method of paying the individual for his or her services, without regard to whether the individual is considered a common law employee of the Company for any other purpose.  Neither service as a Director nor payment of a Director’s fee shall be sufficient to make an individual an Employee of the Company.

2.13  “Employee Stock Purchase Plan” means a plan that grants Purchase Rights intended to be options issued under an “employee stock purchase plan,” as that term is defined in Section 423 of the Code.

2.14  “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.15  “Fair Market Value” means the value of a security, as determined in good faith by the Board.  If the Common Stock is listed on any established stock exchange or market, the Fair Market Value of the Common Stock, unless otherwise determined by the Board, shall be the closing sales price (rounded up where necessary to the nearest whole cent) for such security (or the closing bid, if no sales were reported for that business day) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the Trading Day prior to the relevant determination date, as reported in The Wall Street Journal or such other source as the Board deems reliable.

2.16  “Offering” means the grant of Purchase Rights to purchase shares of Common Stock under the Plan to Eligible Employees. The first Offering under the Plan shall commence on September 4, 2007, and end on August 29, 2008.

2.17  “Offering Date” means a date selected by the Board for an Offering to commence, which shall generally be the Trading Day occurring on or next following September 1.  The first Offering Date under the Plan shall be September 4, 2007.

2.18  “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

2.19  “Participant” means an Eligible Employee who holds an outstanding Purchase Right granted pursuant to the Plan.

2.20  “Plan” means this ValueClick, Inc. 2007 Employee Stock Purchase Plan.

2.21  “Purchase Date” means one or more dates during an Offering established by the Board on which Purchase Rights granted under the Plan shall be exercised and as of which purchases of shares of Common Stock shall be carried out in accordance with such Offering.  A Purchase Date must be a Trading Day.  The Purchase Dates shall be the Trading Days occurring on or most closely preceding the last day of February and August.  The Purchase Dates for the initial Offering shall be February 29, 2008 and August 29, 2008.

2.22  “Purchase Period” means a period of time specified within an Offering beginning on either the Offering Date or on the next day following a Purchase Date within an Offering and ending on a Purchase Date, at the end of which there shall be purchased shares of Common Stock on behalf of Participants.  An Offering may consist of one or more Purchase Periods.  Initially, each Offering shall consist of two Purchase Periods, the first one of which shall commence on the first Trading Day in September and end on the last Trading Day in February and the second one of which shall commence on the first Trading Day in March and end on the last Trading Day in August. The first Purchase Period for the initial Offering shall commence on September 4, 2007 and end on February 29, 2008, and the second Purchase Period for the initial Offering shall commence on March 3, 2008 and end on August 29, 2008.

2.23  “Purchase Right” means an option to purchase shares of Common Stock granted pursuant to the Plan.

2.24  “Related Corporation” means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

2.25  “Securities Act” means the Securities Act of 1933, as amended.

2.26  “Trading Day” means any day the exchange(s) or market(s) on which shares of Common Stock are listed is open for trading.

3.   ADMINISTRATION

3.1   The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in Section 3.3.  The Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan, to promulgate such rules and regulations as it deems necessary for the proper administration of the Plan, to interpret the provisions and supervise the administration of the Plan, and to take all action in connection therewith or in relation thereto as it deems necessary or advisable, regardless of whether the Board has delegated Plan administration to a Committee.

3.2   The Board (or a Committee designated by the Board) shall have the power, subject to and within the limitations of the express provisions of the Plan:

3.2.1     To determine when and how Purchase Rights to purchase shares of Common Stock shall be granted and the provisions of each Offering of such Purchase Rights (which need not be identical);

3.2.2     To designate from time to time which Related Corporations of the Company shall be eligible to participate in the Plan and which Employees of designated Related Corporations shall be eligible to participate in the Plan;

3.2.3     To construe and interpret the Plan and Purchase Rights granted under the Plan, and to adopt, amend and rescind any rules and regulations which it deems desirable and appropriate for the administration of the Plan, to construe and interpret the provisions and supervise the administration of the Plan, to make factual determinations relevant to Plan entitlements and to take all action in connection with administration of the Plan as it deems necessary or advisable.  The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.  Decisions of the Board shall be final and binding upon all Participants;

3.2.4     To amend the Plan as provided in Section 15; and

3.2.5     Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and its Related Corporations and to carry out the intent that the Plan be treated as an Employee Stock Purchase Plan.

3.3   The Board may delegate administration of the Plan to a Committee of the Board composed of one (1) or more members of the Board.  The Committee will serve for such period of time as the Board may specify.  If the Board delegates administration to a Committee, then the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as the Board may adopt from time to time.  The Committee shall have full power and authority to adopt, amend and rescind any rules and regulations which it deems desirable and appropriate for the proper administration of the Plan, to construe and interpret the provisions and supervise the administration of the Plan, to make factual determinations relevant to Plan entitlements and to take all action in connection with administration of the Plan as it deems necessary or advisable, consistent with the delegation from the Board.  Decisions of the Board shall be final and binding upon all Participants.

3.4   The Board may abolish or change the composition of the Committee at any time and, if abolished, revest in the Board the administration of the Plan.  If the Board delegates administration to a Committee, then references to the Board in this Plan and in any Offering document shall thereafter be deemed to be the Committee, as appropriate.

3.5   In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Company, members of the Board and of the Committee shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted under the Plan, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at his or her own expense to handle and defend the same.

4.   SHARES OF COMMON STOCK SUBJECT TO THE PLAN

4.1   Subject to the provisions of Section 14, up to one million five hundred thousand (1,500,000) aggregate shares of Common Stock may be sold pursuant to Purchase Rights granted under the Plan.  If the total number of shares which would otherwise be subject to options granted under the Plan on an Offering Date exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Board shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable.  In such event, the Board shall give written notice to each Participant of such reduction of the number of option shares affected thereby and shall similarly reduce the rate of payroll deductions, if necessary.  If any Purchase Right granted under the Plan shall for any reason terminate without having been exercised, the shares of Common Stock not purchased under such Purchase Right shall again become available for issuance under the Plan.

4.2   The shares of Common Stock subject to the Plan may be unissued shares, authorized and issued shares held in the Company’s treasury or Common Stock acquired on the open market at prevailing market prices or otherwise.

5.   GRANT OF PURCHASE RIGHTS; OFFERING

5.1   The Board may from time to time grant or provide for the grant of Purchase Rights of Common Stock under the Plan to Eligible Employees in an Offering (consisting of one or more Purchase Periods) on an Offering Date or Offering Dates selected by the Board.  Each Offering shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate, which shall comply with the requirement of Section 423(b)(5) of the Code that all Employees granted Purchase Rights to purchase shares of Common Stock under the Plan shall have the same rights and privileges.  The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan.  The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in Sections 6 through 9, inclusive.  Unless and until altered by the Board, each Offering shall be twelve (12) months in duration, commencing on the first Trading Day in September and ending on the last Trading Day in August of the following calendar year.  The first Offering shall commence on September 4, 2007.  A new Offering shall commence upon the expiration of the preceding Offering.

5.2   If a Participant has more than one Purchase Right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder:  (i) each agreement or notice delivered by that Participant shall be deemed to apply to all of his or her Purchase Rights under the Plan, and (ii) a Purchase Right with a lower exercise price (or an earlier-granted Purchase Right, if different Purchase Rights have identical exercise prices) shall be exercised to the fullest possible extent before a Purchase Right with a higher exercise price (or a later-granted Purchase Right, if different Purchase Rights have identical exercise prices) shall be exercised.

6.   ELIGIBILITY

6.1   Purchase Rights may be granted only to Employees of the Company.  Except as provided in Section 6.2, an Employee shall be ineligible to be granted Purchase Rights under the Plan unless, on the Offering Date, such Employee has been in the employ of the Company for such continuous period preceding such Offering Date as the Board may require, but in no event shall the required period of continuous employment be greater than two (2) years.  In addition, the Board may provide that no Employee shall be eligible to be granted Purchase Rights under the Plan unless, on the Offering Date, such Employee’s customary employment with the Company is more than twenty (20) hours per week and more than five (5) months per calendar year.

6.2   The Board may provide that each person who, during the course of an Offering, first becomes an Eligible Employee shall, on a date or dates specified in the Offering which coincides with the day on which such person becomes an Eligible Employee or which occurs thereafter, receive a Purchase Right under that Offering, which Purchase Right shall thereafter be deemed to be a part of that Offering.  Such Purchase Right shall have the same characteristics as any Purchase Rights originally granted under that Offering, as described herein, except that:

6.2.1     the date on which such Purchase Right is granted shall be the “Offering Date” of such Purchase Right for all purposes, including determination of the exercise price of such Purchase Right;

6.2.2     the period of the Offering with respect to such Purchase Right shall begin on its Offering Date and end coincident with the end of such Offering; and

6.2.3     the Board may provide that if such person first becomes an Eligible Employee within a specified period of time before the end of the Offering, he or she shall not receive any Purchase Right under that Offering.

Unless and until altered by the Board, all Employees of the Company shall be eligible to participate in an Offering as long as they have been employed with the Company for a period of at least ten (10) days prior to the Offering Date for such Offering and are not expressly excluded from participation under the terms of the Plan (such as pursuant to Section 6.3 below).  An Employee who does not satisfy these eligibility requirements as of the Offering Date for an Offering but does satisfy them as of the first Trading Day of the second Purchase Period of such Offering shall be eligible to participate in such second Purchase Period (and the first Trading Day of such second Purchase Period shall be deemed to be that Employee's "Offering Date").

6.3   No Employee may participate in the Plan if, immediately after a Purchase Right is granted, the Employee owns, or is considered to own (within the meaning of Code Section 424(d)), Common Stock, including Common Stock which the Employee may purchase by conversion of convertible securities or under outstanding options granted by the Company, representing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company.  For purposes of this Section 6.3, the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any Employee, and Common Stock which such Employee may purchase under all outstanding Purchase Rights and options shall be treated as stock owned by such Employee.

6.4   As specified by Section 423(b)(8) of the Code, an Eligible Employee may be granted Purchase Rights under the Plan only if such Purchase Rights do not permit such Eligible Employee’s rights to purchase Common Stock of the Company to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of Fair Market Value of such stock (determined at the time such Purchase Rights are granted, and which, with respect to the Plan, shall be determined as of their respective Offering Dates) for each calendar year in which such Purchase Rights are outstanding at any time; for purposes of this limitation, there shall be counted only options to which Section 423 of the Code applies.  For purposes of the Plan, an option is “granted” on a Participant’s Offering Date.  An option will expire upon the earlier to occur of (i) the termination of a Participant’s participation in the Plan or such Offering Period; (ii) the grant of an option to such Participant on a subsequent Offering Date; or (iii) the termination of the Offering Period.  This Section 6.4 shall be interpreted so as to comply with Code Section 423(b)(8).

6.5   Officers of the Company, if they are otherwise Eligible Employees, shall be eligible to participate in Offerings under the Plan.  Notwithstanding the foregoing, the Board may provide in an Offering that Employees who are highly-compensated Employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate in the Offering.

7.   PURCHASE RIGHTS; PURCHASE PRICE

7.1   On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan, shall be granted a Purchase Right to purchase up to that number of shares of Common Stock purchasable either with a percentage or with a maximum dollar amount, as designated by the Board, but in either case not exceeding ten percent (10%) (or such greater or lesser percentage as determined by the Board prior to the commencement of an Offering) of such Employee’s Eligible Earnings (as defined by the Board in each Offering) during the period that begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering.  Unless the Board expressly determines otherwise, an Eligible Employee may designate up to ten percent (10%) of his or her Eligible Earnings for an Offering to be applied to the purchase of shares of Common Stock in such Offering (up to a maximum of $7,500.00 (U.S.) for a single Purchase Period).

7.2   The Board shall establish one (1) or more Purchase Dates during an Offering as of which Purchase Rights granted under the Plan and pursuant to that Offering shall be exercised and purchases of shares of Common Stock shall be carried out in accordance with such Offering.  Unless and until altered by the Board, each Offering shall contain two (2) Purchase Periods, the first of which shall commence on the first Trading Day in September and end on the last Trading Day in February of the following calendar year, and the second of which shall commence on the first Trading Day in March and end on the last Trading Day of the following August.  The first Purchase Period shall commence on September 4, 2007 and end on February 29, 2008.  The second Purchase Period shall commence on March 3, 2008 and end on August 29. 2008.

7.3   In connection with each Offering made under the Plan, the Board may specify a maximum number of shares of Common Stock that may be purchased by any Participant on any Purchase Date during such Offering.  In connection with each Offering made under the Plan, the Board may specify a maximum aggregate number of shares of Common Stock that may be purchased by all Participants pursuant to such Offering.  In addition, in connection with each Offering that contains more than one Purchase Date, the Board may specify a maximum aggregate number of shares of Common Stock that may be purchased by all Participants on any given Purchase Date under the Offering.  If the aggregate purchase of shares of Common Stock issuable upon exercise of Purchase Rights granted under the Offering would exceed any such maximum aggregate number, then, in the absence of any Board action otherwise, a pro-rata allocation of the shares of Common Stock available shall be made in as nearly a uniform manner as shall be practicable and equitable.

7.4   The purchase price of shares of Common Stock acquired pursuant to Purchase Rights granted under the Plan shall be not less than the lesser of:

7.4.1     an amount equal to eighty-five percent (85%) of the Fair Market Value of the shares of Common Stock on the Offering Date; or

7.4.2     an amount equal to eighty-five percent (85%) of the Fair Market Value of the shares of Common Stock on the applicable Purchase Date.

Unless and until altered by the Board, the formula set forth above shall apply to the purchase of shares of Common Stock under the Plan.

8.   PARTICIPATION; WITHDRAWAL; TERMINATION

8.1   An Eligible Employee may become a Participant in the Plan pursuant to an Offering by delivering an Authorization Form to the Company within the time specified in the Offering, in such form as the Company may provide.  Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board of such Participant’s Eligible Earnings during the Offering.  The payroll deductions made for each Participant shall be credited to a Participant’s Account under the Plan and shall be deposited with the general funds of the Company.  To the extent provided in the Offering, a Participant may reduce (including to zero) or increase such payroll deductions.  To the extent provided in the Offering, a Participant may begin such payroll deductions after the beginning of the

Offering.  A Participant may make additional payments into his or her Account only if specifically provided for in the Offering and only if the Participant has not already had the maximum permitted amount withheld during the Offering.  Notwithstanding any other provisions of the Plan to the contrary, in locations where local law prohibits payroll deductions, an eligible Employee may elect to participate through contributions to his or her Account under the Plan in a form acceptable to the Board.

8.2   Under procedures and at times established by the Board, a Participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company may provide.  Upon such withdrawal from the Offering by a Participant, the Company shall distribute to such Participant all of his or her accumulated payroll deductions and/or other contributions (reduced to the extent, if any, such deductions have been used to acquire shares of Common Stock for the Participant) under the Offering, without interest (unless otherwise specified in the Offering), such Participant’s interest in that Offering shall be automatically terminated and no further payroll deductions and/or other contributions for the purchase of Common Stock will be made during the Offering Period.  A Participant’s withdrawal from an Offering shall have no effect upon such Participant’s eligibility to participate in any other Offerings under the Plan, but such Participant shall be required to deliver a new Authorization Form in order to participate in subsequent Offerings under the Plan.  The Company may establish rules pertaining to the timing of withdrawals, limiting the frequency with which Participants may withdraw and re-enroll in the Plan and may impose a waiting period on Participants wishing to re-enroll following withdrawal.  Unless and until altered by the Board, a Participant may elect to reduce his or her future payroll deductions at any time during an Offering but may not elect to increase his or her future payroll deductions during an Offering.  Any elections shall be implemented by the Company within an administratively reasonable period of time.

8.3   Purchase Rights granted pursuant to any Offering under the Plan shall terminate immediately upon a Participant ceasing to be an Employee for any reason or for no reason (subject to any post-employment participation period required by law) or other lack of eligibility.  The Company shall distribute to such terminated or otherwise ineligible Employee or, in the case of death, to the Participant’s heirs or estate, all of his or her accumulated payroll deductions and/or other contributions (reduced to the extent, if any, such deductions have been used to acquire shares of Common Stock for the terminated or otherwise ineligible Employee) under the Offering, without interest (unless otherwise specified in the Offering).  The Board may also establish rules regarding when leaves of absence or changes of employment status will be considered to be a termination of employment, including rules regarding transfer of employment among any of the Company’s Related Corporations, and the Board may establish termination-of-employment procedures for this Plan that are independent of similar rules established under other benefit plans of the Company; provided that subject to Section 19, such procedures are not in conflict with the requirements of Section 423 of the Code.

8.4   Neither payroll deductions or other contributions credited to a Participant’s Account, nor any Purchase Rights granted under the Plan shall be transferable by a Participant otherwise than by will or the laws of descent and distribution, or by a beneficiary designation as provided in Section 13 and, during a Participant’s lifetime, shall be exercisable only by such Participant.  Any attempted assignment, transfer, pledge, or other disposition shall be null and void and without effect.  If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her Purchase Rights, other than as permitted by the Code, such act shall be treated as an election by the Participant to discontinue participation in the Plan pursuant to Section 8.2.

9.   EXERCISE

9.1   On each Purchase Date during an Offering, each Participant’s accumulated payroll deductions and/or other contributions specifically provided for in the Offering (without any increase for interest) shall be automatically applied to the purchase of shares of Common Stock up to the maximum number of shares of Common Stock permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering.  No fractional shares shall be issued upon the exercise of Purchase Rights granted under the Plan unless specifically provided for in the Offering.  The Company or its designee may make such provisions and take such action as it deems necessary or appropriate for the withholding of taxes or other amounts which the Company is required to withhold by applicable law.  Each Participant, however, shall be responsible for payment of all individual tax liabilities arising under the Plan.  The shares of Common Stock purchased upon exercise of an option hereunder shall be considered for tax purposes to be sold to the Participant on the Purchase Date.  During his or her lifetime, a Participant’s option to purchase shares of Common Stock hereunder is exercisable only by him or her.

9.2   If any amount of accumulated payroll deductions and/or other contributions remains in a Participant’s Account after the purchase of shares of Common Stock and such remaining amount is less than the amount required to purchase one share of Common Stock on the final Purchase Date of an Offering, then such remaining amount shall be held in each such Participant’s Account for the purchase of shares of Common Stock under the next Offering under the Plan, unless such Participant withdraws from such next Offering, as provided in Section 8.2, or is not eligible to participate in such Offering, as provided in Section 6, in which case such amount shall be distributed to the Participant after said final Purchase Date, without interest (unless otherwise specified in the Offering).  If any amount of accumulated payroll deductions and/or other contributions remains in a Participant’s Account after the purchase of shares of Common Stock and such remaining amount is equal to the amount required to purchase one (1) or more whole shares of Common Stock on the final Purchase Date of the Offering, then such remaining amount shall be distributed in full to the Participant at the end of the Offering without interest (unless otherwise specified in the Offering).

9.3   No Purchase Rights granted under the Plan may be exercised to any extent unless the shares of Common Stock to be issued upon such exercise under the Plan are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable federal, state, foreign, and other securities and other laws applicable to the Plan.  If, on a Purchase Date during any Offering hereunder the shares of Common Stock are not so registered or the Plan is not in such compliance, no Purchase Rights granted under the Plan or any Offering shall be exercisable on such Purchase Date, and the Purchase Date shall be delayed until the shares of Common Stock are subject to such an effective registration statement and the Plan is in such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date.  If, on the Purchase Date under any Offering hereunder, as delayed to the maximum extent permissible, the shares of Common Stock are not registered and the Plan is not in such compliance, options granted under the Plan which are not in compliance shall not be exercisable and all payroll deductions and/or other contributions accumulated during the Offering Period (reduced to the extent, if any, that such deductions have been used to acquire shares of Common Stock) shall be returned to the Participants, without interest.  The provisions of this Section 9.3 shall comply with the requirements of Section 423(b)(5) of the Code to the extent applicable.

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

9.4   As soon as practicable after the exercise of an option, the Company shall deliver to the Participant a record of the Common Stock purchased and the balance of any amount of payroll deductions and/or other contributions credited to the Participant’s Account not used for the purchase, except as specified below.  The Board may permit or require that shares be deposited directly with a broker designated by the Board or to a designated agent of the Company, and the Board may utilize electronic or automated methods of share transfer.  The Board may require that shares be retained with such broker or agent for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions of such shares. The Company shall retain the amount of payroll deductions and/or other contributions used to purchase Common Stock as full payment for the Common Stock and the Common Stock shall then be fully paid and non-assessable.  No Participant shall have any voting, dividend, or other stockholder rights with respect to shares subject to any option granted under the Plan until the shares subject to the option have been purchased and delivered to the Participant as provided in this Section 9.  The Board may in its discretion direct the Company to retain in a Participant’s Account for the subsequent Purchase Period or Offering Period any payroll deductions which are not sufficient to purchase a whole share of Common Stock or return such amount to the Participant.  Any other amounts left over in a Participant’s Account after a Purchase Date shall be returned to the Participant.

10.   COVENANTS OF THE COMPANY

10.1  During the terms of the Purchase Rights granted under the Plan, the Company shall ensure that the amount of shares of Common Stock required to satisfy such Purchase Rights are available.

10.2  The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of Common Stock upon exercise of the Purchase Rights granted under the Plan.  If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of shares of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell shares of Common Stock upon exercise of such Purchase Rights unless and until such authority is obtained.

11.   USE OF PROCEEDS FROM SHARES OF COMMON STOCK

Proceeds from the sale of shares of Common Stock pursuant to Purchase Rights granted under the Plan shall constitute general funds of the Company.

12.   RIGHTS AS A STOCKHOLDER

A Participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, shares of Common Stock subject to Purchase Rights granted under the Plan unless and until the Participant’s shares of Common Stock acquired upon exercise of Purchase Rights granted under the Plan are recorded in the books of the Company (or its transfer agent).

13.   DESIGNATION OF BENEFICIARY

13.1  A Participant may file a written designation of a beneficiary who is to receive any shares of Common Stock and/or cash, if any, from the Participant’s Account under the Plan in the event of such Participant’s death subsequent to the end of an Offering but prior to delivery to the Participant of such shares of Common Stock or cash.  In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s Account under the Plan in the event of such Participant’s death during an Offering.  If a Participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective, to the extent required by local law.

13.2  The Participant (and if required under the preceding sentence, his or her spouse) may change such designation of beneficiary at any time by written notice.  Subject to local legal requirements, in the event of a Participant’s death and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company shall deliver such shares of Common Stock and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares of Common Stock and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.  The provisions of this Section 13.2 shall in no event require the Company to violate local law, and the Company shall be entitled to take whatever action it reasonably concludes is desirable or appropriate in order to transfer the assets allocated to a deceased Participant’s Account in compliance with local law.

14.   ADJUSTMENTS UPON CHANGES IN SECURITIES; CORPORATE TRANSACTIONS

14.1  Subject to any required action by the stockholders of the Company, if any change is made in the shares of Common Stock, subject to the Plan, or subject to any Purchase Right, without the receipt of consideration by the Company (through merger, consolidation, spin-off, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, reverse stock split, liquidating dividend, combination or reclassification of shares (including any such change in the number of shares of Common Stock effected in connection with a change in domicile of the Company), exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan shall be appropriately adjusted in the type(s), class(es) and maximum number of shares of Common Stock subject to the Plan pursuant to Section 4.1, and the outstanding Purchase Rights granted under the Plan shall be appropriately adjusted in the type(s), class(es), number of shares and purchase limits of such outstanding Purchase Rights.  The Board shall make such adjustments, and take any further actions which, in the exercise of its discretion, may be necessary or appropriate under the circumstances, and its determination shall be final, binding and conclusive.  (The conversion of any convertible securities of the Company shall not be treated as a “transaction not involving the receipt of consideration by the Company.”)

14.2  In the event of a Corporate Transaction, then:  (i) any surviving or acquiring corporation may continue or assume Purchase Rights outstanding under the Plan or may substitute similar rights (including a right to acquire the same consideration paid to stockholders in the Corporate Transaction) for those outstanding under the Plan, or (ii) if any surviving or acquiring corporation does not assume such Purchase Rights or does not substitute similar rights for Purchase Rights outstanding under the Plan, then, the Participants’ accumulated payroll deductions and/or other contributions (exclusive of any accumulated interest that cannot be applied toward the purchase of shares of Common Stock under the terms of the Offering) shall be used to purchase shares of Common Stock immediately prior to the Corporate Transaction under the ongoing Offering, and the Participants’ Purchase Rights under the ongoing Offering shall terminate immediately after such purchase.

14.3  In the event of the proposed liquidation or dissolution of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed transaction, unless otherwise provided by the Board in its sole discretion, and all outstanding options shall automatically terminate and the amounts of all payroll deductions and/or other contributions will be refunded without interest to the Participants.

15.   AMENDMENT OF THE PLAN

15.1  The Board at any time, and from time to time, may amend the Plan.  However, except as provided in Section 14 relating to adjustments upon changes in securities and except as to amendments solely to benefit the administration of the Plan, to take account of a change in legislation or to obtain or maintain favorable tax, exchange or market control, or regulatory treatment for Participants or the Company, no amendment to the Plan shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the Plan to satisfy the requirements of Section

423 of the Code or other applicable laws or regulations, including the rules and regulations of the applicable exchange or market.

15.2  It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or Purchase Rights granted under the Plan into compliance therewith.

15.3  The rights and obligations under any Purchase Rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan except (i) with the consent of the person to whom such Purchase Rights were granted, (ii) as necessary to comply with any laws or regulations, or (iii) as necessary to ensure that the Plan and/or Purchase Rights granted under the Plan comply with the requirements of Section 423 of the Code.

16.   TERMINATION OR SUSPENSION OF THE PLAN

16.1  The Board in its discretion may suspend or terminate the Plan at any time.  Unless sooner terminated, the Plan shall terminate at the time that all of the shares of Common Stock reserved for issuance under the Plan, as increased and/or adjusted from time to time, have been issued under the terms of the Plan.  No Purchase Rights may be granted under the Plan while the Plan is suspended or after it is terminated.

16.2  Any benefits, privileges, entitlements, and obligations under any Purchase Rights granted under the Plan while the Plan is in effect shall not be impaired by suspension or termination of the Plan prior to the end of the Purchase Period in which such suspension or termination occurs except (i) as expressly provided in the Plan or with the consent of the person to whom such Purchase Rights were granted, (ii) as necessary to comply with any laws, regulations, or listing requirements, or (iii) as necessary to ensure that the Plan and/or Purchase Rights granted under the Plan comply with the requirements of Section 423 of the Code.

17.   EFFECTIVE DATE OF THE PLAN

The Plan shall become effective as determined by the Board, but no Purchase Rights granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board.

18.   MISCELLANEOUS PROVISIONS

18.1  The Plan and Offering do not constitute an employment contract.  Nothing in the Plan or in the Offering shall in any way alter the at-will nature of a Participant’s employment or be deemed to create in any way whatsoever any obligation on the part of any Participant to continue in the employ of the Company, or on the part of the Company to continue the employment of a Participant.

19.   BOARD RULES FOR FOREIGN JURISDICTIONS

The Board may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures.  Without limiting the generality of the foregoing, the Board is specifically authorized to adopt rules and procedures regarding handling of payroll deductions and/or other contributions by Participants, payment of interest, conversion of local currency, payroll tax, withholding procedures and handling of stock certificates, which vary with local requirements; however, if such varying provisions are not in accordance with the provisions of Section 423(b) of the Code, including, but not limited to, the requirement of Section 423(b)(5) of the Code that all options granted under the Plan shall have the same rights and privileges unless otherwise provided under the Code and the regulations promulgated thereunder, then the individuals affected by such varying provisions shall be deemed to be participating under a sub-plan and not the Plan.  The Board may also adopt sub-plans applicable to particular Related Corporations or locations, which sub-plans may be designed to be outside the scope of Code section 423. The rules of such sub-plans may take precedence over other provisions of this Plan, with the exception of Section 4, but unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan shall govern the operation of such sub-plan.

20.   REPORTS

Individual accounts shall be maintained for each Participant in the Plan.  Statements of account shall be given to Participants at least annually, which statements shall set forth the amounts of payroll deductions and/or other contributions, the Purchase Price, the number of shares of Common Stock purchased, and the remaining cash balance, if any.

21.   NOTICES

All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

22.   ADDITIONAL RESTRICTIONS OF RULE 16b-3

The terms and conditions of options granted hereunder to, and the purchase of shares of Common Stock by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b 3.  This Plan shall be deemed to contain, and such options shall contain, and the shares of Common Stock issued upon exercise thereof shall be subject to, such additional conditions and restrictions, if any, as may be required by Rule 16b 3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

23.   GOVERNING LAW

This Plan shall be governed by applicable laws of the State of Delaware and applicable federal law.

24.   MISCELLANEOUS

(a)   Notwithstanding anything to the contrary contained herein, no interest shall accrue on the payroll deductions and/or other contributions of a Participant in the Plan unless otherwise required under applicable laws, in which case any Employees affected by such applicable laws shall be deemed to be participating in a sub-plan, unless the Board or the Committee otherwise expressly provides that such Employees shall be treated as participating in the Plan.

(b)   Notwithstanding anything to the contrary contained herein, all payroll deductions and/or other contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions and/or other contributions unless otherwise required under applicable laws.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS VALUECLICK, INC. PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 1, 2007

The undersigned hereby appoints James R. Zarley and Scott H. Ray, and each of them, the attorneys, agents and proxies of the undersigned, with full powers of substitution to each, to attend and act as proxy or proxies of the undersigned at the Annual Meeting of Shareholders of ValueClick, Inc. to be held at the Company's headquarters located at 30699 Russell Ranch Road, Suite 250, Westlake Village, California, on Friday, June 1, 2007 at 9:00 AM Pacific Time, and at any and all adjournments thereof, and to vote as specified herein the number of shares which the undersigned, if personally present, would be entitled to vote.

(Continued, and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE

You can now access your VALUECLICK INC. account online.

Access your VALUECLICK INC. shareholder/stockholder account online via Investor ServiceDirect® (ISD).

Mellon Investor Services LLC, Transfer Agent for VALUECLICK INC., now makes it easy and convenient to get current information on your shareholder account.

• View account status	• View payment history for dividends
• View certificate history	• Make address changes
• View book-entry information	• Obtain a duplicate 1099 tax form
• Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com

For Technical Assistance Call 1-877-978-7778 between
9am-7pm Monday-Friday Eastern Time

Investor ServiceDirect® is a registered trademark of Mellon Investor Services LLC

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS.	Mark here	☐
for Address
Change or
Comments
PLEASE SEE REVERSE SIDE

FOR	WITHHELD
FOR ALL	FOR	AGAINST	ABSTAIN
ITEM 1. Election of	☐	☐	ITEM 2–Approval of the	☐	☐	☐	ITEM 3–Other Business. In their discretion, the proxies are
Directors	ValueClick, Inc.	authorized to vote upon such other business as may
Nominees:	2007 Employee	properly come before the meeting and at any and all
01 James R. Zarley	04 Tom A. Vadnais	Stock Purchase	adjournments thereof. The board of directors at
02 David S. Buzby	05 Jeffrey F. Rayport	Plan	present knows of no other business to be presented
03 Martin T. Hart	by or on behalf of ValueClick or the board of
directors at the meeting.
Withheld for the nominees you list below: (Write that
nominee’s name in the space provided below.)

Signature	Signature	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

FOLD AND DETACH HERE

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet	Telephone	Mail
http://www.proxyvoting.com/vclk	1-866-540-5760
Mark sign and date
Use the internet to vote your	OR	Use any touch-tone telephone to	OR	your proxy card
proxy. Have your proxy card in	vote your proxy. Have your proxy	and
hand when you access the web	card in hand when you call.	return it in the
site.	enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.